*******************************************************************************
				   FORM T-1

		      SECURITIES AND EXCHANGE COMMISSION

			    Washington, D. C. 20549

	      Statement of Eligibility Under the Trust Indenture
	   Act of 1939 of a Corporation Designated to Act as Trustee

	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
	   PURSUANT TO SECTION 305(b)(2)           [Not applicable.]

		   TEXAS COMMERCE BANK NATIONAL ASSOCIATION
	      (Exact name of trustee as specified in its charter)

				Not applicable
		(Jurisdiction of incorporation or organization
			 if not a U.S. national bank)

				 74-0800980
		     (I.R.S. Employer Identification No.)

		 712 Main Street, Houston, Texas        77002
	     (Address of principal executive offices)   (Zip code)

		 Carol Kirkland, 712 Main Street, 26th Floor,
		     Houston, Texas  77002, (713) 546-2449
	   (Name, address and telephone number of agent for service)

		       Browning-Ferris Industries, Inc.
	      (Exact name of obligor as specified in its charter)

			Delaware                    74-1673682
	   (State or other jurisdiction of      (I.R.S. Employer
	    incorporation or organization)      Identification No.)

	     757 N. Eldridge, Houston, Texas              77079
	  (Address of principal executive offices)      (Zip Code)

				Debt Securities
		      (Title of the indenture securities)

*******************************************************************************

Item 1. General Information.
	Furnish the following information as to the trustee--

	A. Name and address of each examining or supervising authority to which it is subject.

	   Comptroller of the Currency, Washington, D. C.

	   Federal Deposit Insurance Corporation,
	   Washington, D. C.

	   The Board of Governors of the Federal Reserve System,
	   Washington, D. C.

	B. Whether it is authorized to exercise corporate trust powers.

	   The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with the obligor.

	If the obligor is an affiliate of the trustee, describe each such affiliation.

			    As of December 12, 1995

			  No such affiliation exists.
			   See Note, Page 7 hereof.

Item 3. Voting Securities of the trustee.

	Furnish the following information as to each class of voting securities of the trustee.

				Not applicable.

Item 4. Trusteeships under other indentures.

	If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

			    As of December 12, 1995

	(a) Title of the securities outstanding under each such other indenture.

		$300,000,000 Browning-Ferris Industries, Inc. 7 7/8%
		Senior Notes due 3/15/2005

		$345,000,000 Browning-Ferris Industries, Inc. 7 1/4% Automatic Common Exchange Securities due 6/3/1998

		$100,000,000 Browning-Ferris Industries, Inc. 9 1/4%
		Debentures due 5/1/2021

		$400,000,000 Browning-Ferries Industries, Inc. 7.40%
		Debentures due 9/15/2035

	(b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

				Not applicable.

Item 5. Interlocking directorates and similar relationships with obligor or underwriters.

	If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

				Not applicable.

Item 6. Voting securities of the trustee owned by the obligor or its officials.

	Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor.

				Not applicable.

Item 7. Voting securities of the trustee owned by underwriters or their officials.

	Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter.

				Not applicable.

Item 8. Securities of the obligor owned or held by the trustee.

	Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee.

				Not applicable.

Item 9. Securities of underwriters owned or held by the trustee.

	If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee.

				Not applicable.

Item 10. Ownership or holdings by the trustee of voting securities of certain affiliates or security holders of the obligor.

	If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10% or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person.

				Not applicable.

Item 11. Ownership or holdings by the trustee of any securities of a person owning 50% or more of the voting securities of the obligor.

	If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50% or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.

				Not applicable.

Item 12. Indebtedness of the Obligor to the Trustee.

	Except as noted in the instructions to the Form T-1, if the obligor is indebted to the trustee, furnish the following information: nature of indebtedness, amount outstanding and date due.

				Not applicable.

Item 13. Defaults by the Obligor.

	(a) State whether there is or has been a default with respect to the securities under this indenture.
		Explain the nature of any such default.

			    As of December 12, 1995

		    No such default exists or has existed.

	(b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

			    As of December 12, 1995

		    No such default exists or has existed.

Item 14. Affiliations with the Underwriters.

	If any underwriter is an affiliate of the trustee, describe each such affiliation.

				Not applicable.

Item 15. Foreign Trustee.

	Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

				Not applicable.

Item 16. List of Exhibits.

	List below all exhibits filed as part of this statement of eligibility.

		*       1.      A copy of the articles of association of the
		trustee as now in effect.

		**      2.      A copy of the certificate of authority of the
		trustee to commence business.

		**      3.      A copy of the certificate of authorization of
		the trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January 21, 1948.

		***     4.      A copy of the existing bylaws of the trustee.

			5. A copy of each indenture referred to in Item 4, if the obligor is in default. Not Applicable.

			6. The consent of the United States institutional trustees required by Section 321(b) of the Act.

			7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

			8. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act. Not applicable.

			9.  Foreign trustees are required to file a
		consent to service of process on Form F-X. Not applicable.

----------
  * Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the Form T-1 of Texas Commerce Bank National Association with respect to File No. 33-51417.

 ** Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the Form T-1 of Texas National Bank of Commerce of Houston with respect to File No. 2-24599.

*** Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the Form T-1 of Texas Commerce Bank National Association with respect to File No. 33-53077.


		 [Remainder of Page Intentionally Left Blank]

				   SIGNATURE

	Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Texas Commerce Bank National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, and State of Texas, on the 13th day of December, 1995.

					TEXAS COMMERCE BANK NATIONAL ASSOCIATION
							      (Trustee)



					    /s/ WAYNE MENTZ
					By:____________________________________
						Wayne Mentz
						Assistant Vice President
						and Trust Officer


				     NOTE

	The answer to item 2 insofar as such answer relates to what persons are owners of 10% or more of the voting securities of the obligor, or are owners of 50% or more of the voting securities of the obligor or are affiliates, and the amounts and percentages of such securities, if any, owned by each of the foregoing, respectively, are based upon information furnished to the trustee by the obligor. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor. Accordingly, the trustee disclaims responsibility as to the accuracy and completeness of the information received from the obligor relating to the answers to item 2.

								       Exhibit 6




Securities & Exchange Commission
Washington, D.C.  20549

Gentlemen:

    The undersigned is trustee under an Indenture dated as of September 1, 1991, as supplemented from time to time by supplemental indentures thereto, between Browning-Ferris Industries, Inc. and Texas Commerce Bank National Association, as Trustee, entered into in connection with the issuance of its Subordinated Debt Securities.

    In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities & Exchange Commission upon its request therefor.

					Very truly yours,

					TEXAS COMMERCE BANK
					  NATIONAL ASSOCIATION



					    WAYNE MENTZ
					By:_________________________________
					    Wayne Mentz
					    Assistant Vice President
					    and Trust Officer

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK:   FFIEC 031
Address:              P.O. Box 2558                                                                                Page RI-1
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Consolidated Report of Income
for the period January 1, 1995-September 30, 1995

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement


													   __________
													   |  I480  | (-
											       ____________ ________
								   Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_______________________________________________________________________________________________ ____________________
1. Interest income:                                                                            | ////////////////// |
   a. Interest and fee income on loans:                                                        | ////////////////// |
      (1) In domestic offices:                                                                 | ////////////////// |
	  (a) Loans secured by real estate ................................................... | 4011       146,875 | 1.a.(1)(a)
	  (b) Loans to depository institutions ............................................... | 4019         3,608 | 1.a.(1)(b)
	  (c) Loans to finance agricultural production and other loans to farmers ............ | 4024         5,487 | 1.a.(1)(c)
	  (d) Commercial and industrial loans ................................................ | 4012       276,440 | 1.a.(1)(d)
	  (e) Acceptances of other banks ..................................................... | 4026             0 | 1.a.(1)(e)
	  (f) Loans to individuals for household, family, and other personal expenditures:     | ////////////////// |
	      (1) Credit cards and related plans ............................................. | 4054        11,562 | 1.a.(1)(f)(1)
	      (2) Other ...................................................................... | 4055        92,503 | 1.a.(1)(f)(2)
	  (g) Loans to foreign governments and official institutions ......................... | 4056        12,925 | 1.a.(1)(g)
	  (h) Obligations (other than securities and leases) of states and political           | ////////////////// |
	      subdivisions in the U.S.:                                                        | ////////////////// |
	      (1) Taxable obligations ........................................................ | 4503           127 | 1.a.(1)(h)(1)
	      (2) Tax-exempt obligations ..................................................... | 4504         1,488 | 1.a.(1)(h)(2)
	  (i) All other loans in domestic offices ............................................ | 4058        69,454 | 1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4059         9,462 | 1.a.(2)
   b. Income from lease financing receivables:                                                 | ////////////////// |
      (1) Taxable leases ..................................................................... | 4505         9,632 | 1.b.(1)
      (2) Tax-exempt leases .................................................................. | 4307             0 | 1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                         | ////////////////// |
      (1) In domestic offices ................................................................ | 4105           328 | 1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4106             0 | 1.c.(2)
   d. Interest and dividend income on securities:                                              | ////////////////// |
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations .... | 4027       138,525 | 1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                  | ////////////////// |
	  (a) Taxable securities ............................................................. | 4506            12 | 1.d.(2)(a)
	  (b) Tax-exempt securities .......................................................... | 4507            12 | 1.d.(2)(b)
      (3) Other domestic debt securities ..................................................... | 3657        14,018 | 1.d.(3)
      (4) Foreign debt securities ............................................................ | 3658             0 | 1.d.(4)
      (5) Equity securities (including investments in mutual funds) .......................... | 3659         2,210 | 1.d.(5)
   e. Interest income from trading assets .................................................... | 4069           601 | 1.e.
											       ______________________

____________
(1) Includes interest income on time certificates of deposit not held for trading.


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                       Page RI-2
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________
Schedule RI--Continued

										   ________________
						 Dollar Amounts in Thousands       | Year-to-date |
___________________________________________________________________________________ ______________
 1. Interest income (continued)                                              | RIAD  Bil Mil Thou |
    f. Interest income on federal funds sold and securities purchased under  | ////////////////// |
       agreements to resell in domestic offices of the bank and of its Edge  | ////////////////// |
       and Agreement subsidiaries, and in IBFs ............................. | 4020        94,844 |  1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................ | 4107       890,113 |  1.g.
 2. Interest expense:                                                        | ////////////////// |
    a. Interest on deposits:                                                 | ////////////////// |
       (1) Interest on deposits in domestic offices:                         | ////////////////// |
	   (a) Transaction accounts (NOW accounts, ATS accounts, and         | ////////////////// |
	       telephone and preauthorized transfer accounts) .............. | 4508        22,559 |  2.a.(1)(a)
	   (b) Nontransaction accounts:                                      | ////////////////// |
	       (1) Money market deposit accounts (MMDAs) ................... | 4509        18,292 |  2.a.(1)(b)(1)
	       (2) Other savings deposits .................................. | 4511        74,532 |  2.a.(1)(b)(2)
	       (3) Time certificates of deposit of $100,000 or more ........ | 4174        25,358 |  2.a.(1)(b)(3)
	       (4) All other time deposits ................................. | 4512       109,471 |  2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement       | ////////////////// |
	   subsidiaries, and IBFs .......................................... | 4172         8,756 |  2.a.(2)
    b. Expense of federal funds purchased and securities sold under          | ////////////////// |
       agreements to repurchase in domestic offices of the bank and of its   | ////////////////// |
       Edge and Agreement subsidiaries, and in IBFs ........................ | 4180        26,417 |  2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading         | ////////////////// |
       liabilities, and other borrowed money ............................... | 4185        37,445 |  2.c.
    d. Interest on mortgage indebtedness and obligations under capitalized   | ////////////////// |
       leases .............................................................. | 4072         1,233 |  2.d.
    e. Interest on subordinated notes and debentures ....................... | 4200        22,064 |  2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ............... | 4073       346,127 |  2.f.
												   ___________________________
 3. Net interest income (item 1.g minus 2.f) ............................... | ////////////////// | RIAD 4074 |      543,986 |  3.
												   ___________________________
 4. Provisions:                                                              | ////////////////// |
												   ___________________________
    a. Provision for loan and lease losses ................................. | ////////////////// | RIAD 4230 |            0 |  4.a.

    b. Provision for allocated transfer risk ............................... | ////////////////// | RIAD 4243 |            0 |  4.b.

												   ___________________________
 5. Noninterest income:                                                      | ////////////////// |
    a. Income from fiduciary activities .................................... | 4070        84,812 |  5.a.
    b. Service charges on deposit accounts in domestic offices ............. | 4080       102,719 |  5.b.
    c. Trading gains (losses) and fees from foreign exchange transactions .. | 4075        12,431 |  5.c.
    d. Other foreign transaction gains (losses) ............................ | 4076             0 |  5.d.
    e. Other gains (losses) and fees from trading assets and liabilities ... | 4077        11,430 |  5.e.
    f. Other noninterest income:                                             | ////////////////// |
       (1) Other fee income ................................................ | 5407        58,323 |  5.f.(1)
       (2) All other noninterest income* ................................... | 5408        48,543 |  5.f.(2)
												   ___________________________
    g. Total noninterest income (sum of items 5.a through 5.f) ............. | ////////////////// | RIAD 4079 |      318,258 |  5.g.

 6. a. Realized gains (losses) on held-to-maturity securities .............. | ////////////////// | RIAD 3521 |           19 |  6.a.

    b. Realized gains (losses) on available-for-sale securities ............ | ////////////////// | RIAD 3196 |        3,583 |  6.b.

												   ___________________________
 7. Noninterest expense:                                                     | ////////////////// |
    a. Salaries and employee benefits ...................................... | 4135       302,219 |  7.a.
    b. Expenses of premises and fixed assets (net of rental income)          | ////////////////// |
       (excluding salaries and employee benefits and mortgage interest) .... | 4217        93,468 |  7.b.
    c. Other noninterest expense* .......................................... | 4092       204,209 |  7.c.
												   ___________________________
    d. Total noninterest expense (sum of items 7.a through 7.c) ............ | ////////////////// | RIAD 4093 |      599,896 |  7.d.

												   ___________________________
 8. Income (loss) before income taxes and extraordinary items and other      | ////////////////// |
												   ___________________________
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)| ////////////////// | RIAD 4301 |      265,950 |  8.
 9. Applicable income taxes (on item 8) .................................... | ////////////////// | RIAD 4302 |       98,651 |  9.
												   ___________________________
10. Income (loss) before extraordinary items and other adjustments (item 8   | ////////////////// |
												   ___________________________
    minus 9) ............................................................... | ////////////////// | RIAD 4300 |      167,299 | 10.
									     _________________________________________________
____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-3
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________
Schedule RI--Continued
										 ________________
										 | Year-to-date |
									   ______ ______________
					       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________ ____________________
11. Extraordinary items and other adjustments:                             | ////////////////// |
    a. Extraordinary items and other adjustments, gross of income taxes* . | 4310             0 | 11.a.
    b. Applicable income taxes (on item 11.a)* ........................... | 4315             0 | 11.b.
    c. Extraordinary items and other adjustments, net of income taxes      | ////////////////// |
												 ___________________________
       (item 11.a minus 11.b) ............................................ | ////////////////// | RIAD 4320 |            0 | 11.c.
12. Net income (loss) (sum of items 10 and 11.c) ......................... | ////////////////// | RIAD 4340 |      167,299 | 12.
									   _________________________________________________
														  __________
														  |  I481  | (-
													    ______ ________
Memoranda                                                                                                   | Year-to-date |
												      ______ ______________
									  Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
______________________________________________________________________________________________________ ____________________
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after        | ////////////////// |
    August 7, 1986, that is not deductible for federal income tax purposes .......................... | 4513           450 | M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices              | ////////////////// |
    (included in Schedule RI, item 8) ............................................................... | 8431         9,115 | M.2.
 3. Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b above ........ | 4309             0 | M.3.
 4. To be completed only by banks with $1 billion or more in total assets:                            | ////////////////// |
    Taxable equivalent adjustment to "Income (loss) before income taxes and extraordinary             | ////////////////// |
    items and other adjustments" (item 8 above) ..................................................... | 1244             0 | M.4.
 5. Number of full-time equivalent employees on payroll at end of current period (round to            | ////        Number |
    nearest whole number) ........................................................................... | 4150         8,963 | M.5.
 6. Not applicable                                                                                    | ////////////////// |
 7. If the reporting bank has restated its balance sheet as a result of applying push down            | ////      MM DD YY |
    accounting this calendar year, report the date of the bank's acquisition ........................ | 9106      00/00/00 | M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)              | ////////////////// |
    (included in Schedule RI, items 5.c and 5.e):                                                     | ////  Bil Mil Thou |
    a. Interest rate exposures ...................................................................... | 8757        11,430 | M.8.a.
    b. Foreign exchange exposures ................................................................... | 8758        12,431 | M.8.b.
    c. Equity security and index exposures .......................................................... | 8759             0 | M.8.c.
    d. Commodity and other exposures ................................................................ | 8760             0 | M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:           | ////////////////// |
    a. Net increase (decrease) to interest income ................................................... | 8761        (4,946)| M.9.a.
    b. Net (increase) decrease to interest expense .................................................. | 8762          (418)| M.9.b.
    c. Other (noninterest) allocations .............................................................. | 8763        (8,407)| M.9.c.
												      ______________________

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-4
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________
Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.                                                                     __________
														  |  I483  | (-
												      ____________ ________
									  Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
______________________________________________________________________________________________________ ____________________
 1. Total equity capital originally reported in the December 31, 1994, Reports of Condition           | ////////////////// |
    and Income ...................................................................................... | 3215     1,654,472 |  1.
 2. Equity capital adjustments from amended Reports of Income, net* ................................. | 3216             0 |  2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ............................ | 3217     1,654,472 |  3.
 4. Net income (loss) (must equal Schedule RI, item 12) ............................................. | 4340       167,299 |  4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net .............................. | 4346             0 |  5.
 6. Changes incident to business combinations, net .................................................. | 4356             0 |  6.
 7. LESS: Cash dividends declared on preferred stock ................................................ | 4470             0 |  7.
 8. LESS: Cash dividends declared on common stock ................................................... | 4460       100,000 |  8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions for     | ////////////////// |
    this schedule) .................................................................................. | 4411             0 |  9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  | 4412             0 | 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ................ | 8433        29,397 | 11.
12. Foreign currency translation adjustments ........................................................ | 4414             0 | 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ........ | 4415       (91,665)| 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal                | ////////////////// |
    Schedule RC, item 28) ........................................................................... | 3210     1,659,503 | 14.
												      ______________________

____________
*Describe on Schedule RI-E--Explanations.

Schedule RI-B--Charge-offs and Recoveries and Changes
	       in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through
the allocated transfer risk reserve.
													       __________
													       |  I486  | (-
									      _________________________________ ________
									      |      (Column A)    |     (Column B)     |
									      |     Charge-offs    |     Recoveries     |
									       ____________________ ____________________
									      |         Calendar year-to-date           |
									       _________________________________________
						  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
1. Loans secured by real estate:                                              | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4651         1,012 | 4661         9,080 | 1.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4652             0 | 4662             0 | 1.b.
2. Loans to depository institutions and acceptances of other banks:           | ////////////////// | ////////////////// |
   a. To U.S. banks and other U.S. depository institutions .................. | 4653             0 | 4663             0 | 2.a.
   b. To foreign banks ...................................................... | 4654             0 | 4664             0 | 2.b.
3. Loans to finance agricultural production and other loans to farmers ...... | 4655             0 | 4665             0 | 3.
4. Commercial and industrial loans:                                           | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4645        19,582 | 4617         5,907 | 4.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4646             0 | 4618             0 | 4.b.
5. Loans to individuals for household, family, and other personal             | ////////////////// | ////////////////// |
   expenditures:                                                              | ////////////////// | ////////////////// |
   a. Credit cards and related plans ........................................ | 4656         1,924 | 4666           274 | 5.a.
   b. Other (includes single payment, installment, and all student loans) ... | 4657         7,579 | 4667         2,775 | 5.b.
6. Loans to foreign governments and official institutions ................... | 4643             0 | 4627             2 | 6.
7. All other loans .......................................................... | 4644         1,941 | 4628           499 | 7.
8. Lease financing receivables:                                               | ////////////////// | ////////////////// |
   a. Of U.S. addressees (domicile) ......................................... | 4658             0 | 4668             0 | 8.a.
   b. Of non-U.S. addressees (domicile) ..................................... | 4659             0 | 4669             0 | 8.b.
9. Total (sum of items 1 through 8) ......................................... | 4635        32,038 | 4605        18,537 | 9.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-5
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________
Schedule RI-B--Continued

Part I. Continued
									      ___________________________________________
									      |      (Column A)    |     (Column B)     |
									      |     Charge-offs    |     Recoveries     |
									       ____________________ ____________________
Memoranda                                                                     |         Calendar year-to-date           |
									       _________________________________________
						  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
1-3. Not applicable                                                           | ////////////////// | ////////////////// |
4. Loans to finance commercial real estate, construction, and land            | ////////////////// | ////////////////// |
   development activities (not secured by real estate) included in            | ////////////////// | ////////////////// |
   Schedule RI-B, part I, items 4 and 7, above .............................. | 5409            80 | 5410           482 | M.4.
5. Loans secured by real estate in domestic offices (included in              | ////////////////// | ////////////////// |
   Schedule RI-B, part I, item 1, above):                                     | ////////////////// | ////////////////// |
   a. Construction and land development ..................................... | 3582            97 | 3583         6,190 | M.5.a.
   b. Secured by farmland ................................................... | 3584             0 | 3585           231 | M.5.b.
   c. Secured by 1-4 family residential properties:                           | ////////////////// | ////////////////// |
      (1) Revolving, open-end loans secured by 1-4 family residential         | ////////////////// | ////////////////// |
	  properties and extended under lines of credit ..................... | 5411             0 | 5412             0 | M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties ...... | 5413           841 | 5414           974 | M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties ............. | 3588             6 | 3589             5 | M.5.d.
   e. Secured by nonfarm nonresidential properties .......................... | 3590            68 | 3591         1,680 | M.5.e.
									      ___________________________________________

Part II. Changes in Allowance for Loan and Lease Losses
												   ______________________
								       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Balance originally reported in the December 31, 1994, Reports of Condition and Income ......... | 3124       306,710 | 1.
2. Recoveries (must equal part I, item 9, column B above) ........................................ | 4605        18,537 | 2.
3. LESS: Charge-offs (must equal part I, item 9, column A above) ................................. | 4635        32,038 | 3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a) ........................ | 4230             0 | 4.
5. Adjustments* (see instructions for this schedule) ............................................. | 4815             0 | 5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,               | ////////////////// |
   item 4.b) ..................................................................................... | 3123       293,209 | 6.
												   ______________________
____________
*Describe on Schedule RI-E--Explanations.


Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.
													       __________
													       |  I489  | (-
												   ____________ ________
								       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Federal ....................................................................................... | 4780           N/A | 1.
2. State and local ............................................................................... | 4790           N/A | 2.
3. Foreign ....................................................................................... | 4795           N/A | 3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b) ............ | 4770           N/A | 4.
								       ____________________________
5. Deferred portion of item 4 ........................................ | RIAD 4772 |           N/A | ////////////////// | 5.
								       __________________________________________________

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                       Page RI-6

City, State   Zip:    Houston, TX  77252-2558

FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations

													       __________
													       |  I492  | (-
													 ______ ________
													 | Year-to-date |
												   ______ ______________
								       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,         | ////////////////// |
   and IBFs:                                                                                       | ////////////////// |
   a. Interest income booked ..................................................................... | 4837           N/A | 1.a.
   b. Interest expense booked .................................................................... | 4838           N/A | 1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and          | ////////////////// |
      IBFs (item 1.a minus 1.b) .................................................................. | 4839           N/A | 1.c.
2. Adjustments for booking location of international operations:                                   | ////////////////// |
   a. Net interest income attributable to international operations booked at domestic offices .... | 4840           N/A | 2.a.
   b. Net interest income attributable to domestic business booked at foreign offices ............ | 4841           N/A | 2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) ....................................... | 4842           N/A | 2.c.
3. Noninterest income and expense attributable to international operations:                        | ////////////////// |
   a. Noninterest income attributable to international operations ................................ | 4097           N/A | 3.a.
   b. Provision for loan and lease losses attributable to international operations ............... | 4235           N/A | 3.b.
   c. Other noninterest expense attributable to international operations ......................... | 4239           N/A | 3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a minus    | ////////////////// |
      3.b and 3.c) ............................................................................... | 4843           N/A | 3.d.
4. Estimated pretax income attributable to international operations before capital allocation      | ////////////////// |
   adjustment (sum of items 1.c, 2.c, and 3.d) ................................................... | 4844           N/A | 4.
5. Adjustment to pretax income for internal allocations to international operations to reflect     | ////////////////// |
   the effects of equity capital on overall bank funding costs ................................... | 4845           N/A | 5.
6. Estimated pretax income attributable to international operations after capital allocation       | ////////////////// |
   adjustment (sum of items 4 and 5) ............................................................. | 4846           N/A | 6.
7. Income taxes attributable to income from international operations as estimated in item 6 ...... | 4797           N/A | 7.
8. Estimated net income attributable to international operations (item 6 minus 7) ................ | 4341           N/A | 8.
												   ______________________

Memoranda                                                                                          ______________________
								       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Intracompany interest income included in item 1.a above ....................................... | 4847           N/A | M.1.
2. Intracompany interest expense included in item 1.b above ...................................... | 4848           N/A | M.2.
												   ______________________

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S.
International Accounts and the U.S. National Income and Product Accounts
													 ________________
													 | Year-to-date |
												   ______ ______________
								       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Interest income booked at IBFs ................................................................ | 4849           N/A | 1.
2. Interest expense booked at IBFs ............................................................... | 4850           N/A | 2.
3. Noninterest income attributable to international operations booked at domestic offices          | ////////////////// |
   (excluding IBFs):                                                                               | ////////////////// |
   a. Gains (losses) and extraordinary items ..................................................... | 5491           N/A | 3.a.
   b. Fees and other noninterest income .......................................................... | 5492           N/A | 3.b.
4. Provision for loan and lease losses attributable to international operations booked at domestic | ////////////////// |
   offices (excluding IBFs) ...................................................................... | 4852           N/A | 4.
5. Other noninterest expense attributable to international operations booked at domestic offices   | ////////////////// |
   (excluding IBFs) .............................................................................. | 4853           N/A | 5.
												   ______________________

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-7
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)
													      __________
													      |  I495  | (-
													______ ________
													| Year-to-date |
												  ______ ______________
								      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
 1. All other noninterest income (from Schedule RI, item 5.f.(2))                                 | ////////////////// |
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                  | ////////////////// |
    a. Net gains on other real estate owned ..................................................... | 5415        33,681 | 1.a.
    b. Net gains on sales of loans .............................................................. | 5416             0 | 1.b.
    c. Net gains on sales of premises and fixed assets .......................................... | 5417             0 | 1.c.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,          | ////////////////// |
    item 5.f.(2):                                                                                 | ////////////////// |
       _____________
    d. | TEXT 4461 | CHECK PRINTING INCOME
		    ______________________________________________________________________________| 4461         8,419 | 1.d.
	___________
    e. | TEXT 4462 |______________________________________________________________________________| 4462               | 1.e.
	___________
    f. | TEXT 4463 |______________________________________________________________________________| 4463               | 1.f.
       _____________
 2. Other noninterest expense (from Schedule RI, item 7.c):                                       | ////////////////// |
    a. Amortization expense of intangible assets ................................................ | 4531        42,972 | 2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                      | ////////////////// |
    b. Net losses on other real estate owned .................................................... | 5418             0 | 2.b.
    c. Net losses on sales of loans ............................................................. | 5419             0 | 2.c.
    d. Net losses on sales of premises and fixed assets ......................................... | 5420             0 | 2.d.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,          | ////////////////// |
    item 7.c:                                                                                     | ////////////////// |
       _____________
    e. | TEXT 4464 |______________________________________________________________________________| 4464               | 2.e.
	___________
    f. | TEXT 4467 |______________________________________________________________________________| 4467               | 2.f.
	___________
    g. | TEXT 4468 |______________________________________________________________________________| 4468               | 2.g.
       _____________
 3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable        | ////////////////// |
    income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary       | ////////////////// |
    items and other adjustments):                                                                 | ////////////////// |
	   _____________
    a. (1) | TEXT 4469 |__________________________________________________________________________| 4469               | 3.a.(1)
	   _____________
       (2) Applicable income tax effect                               | RIAD 4486 |               | ////////////////// | 3.a.(2)
	   _____________                                              ____________________________
    b. (1) | TEXT 4487 |__________________________________________________________________________| 4487               | 3.b.(1)
	   _____________
       (2) Applicable income tax effect                               | RIAD 4488 |               | ////////////////// | 3.b.(2)
	   _____________                                              ____________________________
    c. (1) | TEXT 4489 |__________________________________________________________________________| 4489               | 3.c.(1)
	   _____________
       (2) Applicable income tax effect                               | RIAD 4491 |               | ////////////////// | 3.c.(2)
								      ____________________________
 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)        | ////////////////// |
    (itemize and describe all adjustments):                                                       | ////////////////// |
       _____________
    a. | TEXT 4492 |______________________________________________________________________________| 4492               | 4.a.
	___________
    b. | TEXT 4493 |______________________________________________________________________________| 4493               | 4.b.
       _____________
 5. Cumulative effect of changes in accounting principles from prior years                        | ////////////////// |
    (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):     | ////////////////// |
       _____________
    a. | TEXT 4494 |______________________________________________________________________________| 4494               | 5.a.
	___________
    b. | TEXT 4495 |______________________________________________________________________________| 4495               | 5.b.
       _____________
 6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)      | ////////////////// |
    (itemize and describe all corrections):                                                       | ////////////////// |
       _____________
    a. | TEXT 4496 |______________________________________________________________________________| 4496               | 6.a.
	___________
    b. | TEXT 4497 |______________________________________________________________________________| 4497               | 6.b.
       _____________



Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-8
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RI-E--Continued
													 ______________
													| Year-to-date |
												  ______ ______________
								      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
 7. Other transactions with parent holding company (from Schedule RI-A, item 13)                  | ////////////////// |
    (itemize and describe all such transactions):                                                 | ////////////////// |
       _____________
    a. | TEXT 4498 | CAPITAL INJECTION
		    ______________________________________________________________________________| 4498         8,335 | 7.a.
	___________
    b. | TEXT 4499 | REDUCTION IN SURPLUS
		    ______________________________________________________________________________| 4499      (100,000)| 7.b.
       _____________
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)      | ////////////////// |
    (itemize and describe all adjustments):                                                       | ////////////////// |
       _____________
    a. | TEXT 4521 |______________________________________________________________________________| 4521               | 8.a.
	___________
    b. | TEXT 4522 |______________________________________________________________________________| 4522               | 8.b.
       _____________
												   ____________________
 9. Other explanations (the space below is provided for the bank to briefly describe, at its      |   I498   |   I499  | (-
      option, any other significant items affecting the Report of Income):                         _________________________
    No comment | | (RIAD 4769)
    Other explanations (please type or print clearly):
    (TEXT 4769)


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-1
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 1995

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet
													     __________
													     |  C400  | (-
												 ____________ ________
								     Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
ASSETS                                                                                           | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                     | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1) ................................... | 0081     1,641,968 |  1.a.
    b. Interest-bearing balances(2) ............................................................ | 0071         5,108 |  1.b.
 2. Securities:                                                                                  | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A) .............................. | 1754     1,416,440 |  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................ | 1773     2,897,305 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices   | ////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                         | ////////////////// |
    a. Federal funds sold ...................................................................... | 0276     1,365,800 |  3.a.
    b. Securities purchased under agreements to resell ......................................... | 0277        39,490 |  3.b.
 4. Loans and lease financing receivables:                           ____________________________| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C) | RCFD 2122 |    10,947,517 | ////////////////// |  4.a.
    b. LESS: Allowance for loan and lease losses ................... | RCFD 3123 |       293,209 | ////////////////// |  4.b.
    c. LESS: Allocated transfer risk reserve ....................... | RCFD 3128 |             0 | ////////////////// |  4.c.
								     ____________________________
    d. Loans and leases, net of unearned income,                                                 | ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c) ..................................... | 2125    10,654,308 |  4.d.
 5. Trading assets (from Schedule RC-D) ........................................................ | 3545        38,056 |  5.
 6. Premises and fixed assets (including capitalized leases) ................................... | 2145       556,582 |  6.
 7. Other real estate owned (from Schedule RC-M) ............................................... | 2150        17,619 |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ... | 2130             0 |  8.
 9. Customers' liability to this bank on acceptances outstanding ............................... | 2155        10,336 |  9.
10. Intangible assets (from Schedule RC-M) ..................................................... | 2143       477,037 | 10.
11. Other assets (from Schedule RC-F) .......................................................... | 2160       529,239 | 11.
12. Total assets (sum of items 1 through 11) ................................................... | 2170    19,649,288 | 12.
												 ______________________
____________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-2
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC--Continued
											       ___________________________
								   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
_______________________________________________________________________________________________ _________________________
LIABILITIES                                                                                    | /////////////////////// |
13. Deposits:                                                                                  | /////////////////////// |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,               | /////////////////////// |
       part I) ............................................................................... | RCON 2200    14,905,278 | 13.a.
								   ____________________________
       (1) Noninterest-bearing(1) ................................ | RCON 6631       5,631,550 | /////////////////////// | 13.a.(1)
       (2) Interest-bearing ...................................... | RCON 6636       9,273,728 | /////////////////////// | 13.a.(2)
								   ____________________________
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,      | /////////////////////// |
       part II) .............................................................................. | RCFN 2200       211,945 | 13.b.
								   ____________________________
       (1) Noninterest-bearing ................................... | RCFN 6631               0 | /////////////////////// | 13.b.(1)
       (2) Interest-bearing ...................................... | RCFN 6636         211,945 | /////////////////////// | 13.b.(2)
								   ____________________________
14. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:               | /////////////////////// |
    a. Federal funds purchased ............................................................... | RCFD 0278       393,165 | 14.a.
    b. Securities sold under agreements to repurchase ........................................ | RCFD 0279       482,632 | 14.b.
15. a. Demand notes issued to the U.S. Treasury .............................................. | RCON 2840     1,312,761 | 15.a.
    b. Trading liabilities (from Schedule RC-D) .............................................. | RCFD 3548        23,787 | 15.b.
16. Other borrowed money:                                                                      | /////////////////////// |
    a. With original maturity of one year or less ............................................ | RCFD 2332        18,195 | 16.a.
    b. With original maturity of more than one year .......................................... | RCFD 2333        12,749 | 16.b.
17. Mortgage indebtedness and obligations under capitalized leases ........................... | RCFD 2910        28,846 | 17.
18. Bank's liability on acceptances executed and outstanding ................................. | RCFD 2920        10,336 | 18.
19. Subordinated notes and debentures ........................................................ | RCFD 3200       345,000 | 19.
20. Other liabilities (from Schedule RC-G) ................................................... | RCFD 2930       245,091 | 20.
21. Total liabilities (sum of items 13 through 20) ........................................... | RCFD 2948    17,989,785 | 21.
											       | /////////////////////// |
22. Limited-life preferred stock and related surplus ......................................... | RCFD 3282             0 | 22.
EQUITY CAPITAL                                                                                 | /////////////////////// |
23. Perpetual preferred stock and related surplus ............................................ | RCFD 3838             0 | 23.
24. Common stock ............................................................................. | RCFD 3230       612,893 | 24.
25. Surplus (exclude all surplus related to preferred stock) ................................. | RCFD 3839       924,675 | 25.
26. a. Undivided profits and capital reserves ................................................ | RCFD 3632       100,111 | 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................ | RCFD 8434        21,824 | 26.b.
27. Cumulative foreign currency translation adjustments ...................................... | RCFD 3284             0 | 27.
28. Total equity capital (sum of items 23 through 27) ........................................ | RCFD 3210     1,659,503 | 28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,  | /////////////////////// |
    and 28) .................................................................................. | RCFD 3300    19,649,288 | 29.
											       ___________________________

Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes the
    most comprehensive level of auditing work performed for the bank by independent external                       Number
													__________________
    auditors as of any date during 1994 ............................................................... | RCFD 6724  N/A | M.1.
													__________________
1 = Independent  audit of the  bank conducted  in  accordance    4 = Directors'  examination  of the  bank  performed  by other
    with generally accepted auditing standards by a certified        external  auditors (may  be required  by state  chartering
    public accounting firm which submits a report on the bank        authority)
2 = Independent  audit of the  bank's parent  holding company    5 = Review of  the bank's  financial  statements  by  external
    conducted in accordance with  generally accepted auditing        auditors
    standards  by a certified  public  accounting  firm which    6 = Compilation of the bank's financial statements by external
    submits a  report  on the  consolidated  holding  company        auditors
    (but not on the bank separately)                             7 = Other  audit procedures  (excluding tax  preparation work)
3 = Directors'   examination  of   the  bank   conducted   in    8 = No external audit work
    accordance  with generally  accepted  auditing  standards
    by a certified public accounting firm (may be required by
    state chartering authority)

____________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-3
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

														 __________
														 |  C405  | (-
										_________________________________ ________
										|     (Column  A)    |     (Column B)     |
										|    Consolidated    |      Domestic      |
										|        Bank        |      Offices       |
										 ____________________ ____________________
						    Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
________________________________________________________________________________ ____________________ ____________________
1. Cash items in process of collection, unposted debits, and currency and       | ////////////////// | ////////////////// |
   coin ....................................................................... | 0022     1,590,117 | ////////////////// | 1.
   a. Cash items in process of collection and unposted debits ................. | ////////////////// | 0020     1,282,132 | 1.a.
   b. Currency and coin ....................................................... | ////////////////// | 0080       307,985 | 1.b.
2. Balances due from depository institutions in the U.S. ...................... | ////////////////// | 0082        24,818 | 2.
   a. U.S. branches and agencies of foreign banks (including their IBFs) ...... | 0083         5,008 | ////////////////// | 2.a.
   b. Other commercial banks in the U.S. and other depository institutions      | ////////////////// | ////////////////// |
      in the U.S. (including their IBFs) ...................................... | 0085        19,810 | ////////////////// | 2.b.
3. Balances due from banks in foreign countries and foreign central banks ..... | ////////////////// | 0070        10,325 | 3.
   a. Foreign branches of other U.S. banks .................................... | 0073            42 | ////////////////// | 3.a.
   b. Other banks in foreign countries and foreign central banks .............. | 0074        10,308 | ////////////////// | 3.b.
4. Balances due from Federal Reserve Banks .................................... | 0090        21,791 | 0090        21,791 | 4.
5. Total (sum of items 1 through 4) (total of column A must equal               | ////////////////// | ////////////////// |
   Schedule RC, sum of items 1.a and 1.b) ..................................... | 0010     1,647,076 | 0010     1,647,051 | 5.
										___________________________________________


												     ______________________
Memorandum                                                               Dollar Amounts in Thousands | RCON  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,           | ////////////////// |
   column B above) ................................................................................. | 0050        19,710 | M.1.
												     ______________________

Schedule RC-B--Securities

Exclude assets held for trading.

														 __________
														 |  C410  | (-
				      ___________________________________________________________________________ ________
				      |             Held-to-maturity            |            Available-for-sale           |
				       _________________________________________ _________________________________________
				      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
				      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
				       ____________________ ____________________ ____________________ ____________________
	  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________ ____________________ ____________________ ____________________ ____________________
1. U.S. Treasury securities ......... | 0211        17,968 | 0213        17,946 | 1286       588,826 | 1287       588,241 | 1.
2. U.S. Government agency             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and corporation obligations        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (exclude mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities):                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Issued by U.S. Govern-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      ment agencies(2) .............. | 1289             0 | 1290             0 | 1291             0 | 1293             0 | 2.a.
   b. Issued by U.S.                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      Government-sponsored            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      agencies(3) ................... | 1294             0 | 1295             0 | 1297             0 | 1298             0 | 2.b.
				      _____________________________________________________________________________________

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and
    Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home
    Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing
    Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-4
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-B--Continued
				      _____________________________________________________________________________________
				      |             Held-to-maturity            |            Available-for-sale           |
				       _________________________________________ _________________________________________
				      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
				      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
				       ____________________ ____________________ ____________________ ____________________
	  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________ ____________________ ____________________ ____________________ ____________________
3. Securities issued by states        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and political subdivisions         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   in the U.S.:                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. General obligations ........... | 1676           275 | 1677           275 | 1678             0 | 1679             0 | 3.a.
   b. Revenue obligations ........... | 1681            50 | 1686            69 | 1690             0 | 1691             0 | 3.b.
   c. Industrial development          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      and similar obligations ....... | 1694             0 | 1695             0 | 1696             0 | 1697             0 | 3.c.
4. Mortgage-backed                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities (MBS):                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Pass-through securities:        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Guaranteed by               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
	  GNMA ...................... | 1698             0 | 1699             0 | 1701     1,151,297 | 1702     1,178,279 | 4.a.(1)
      (2) Issued by FNMA              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
	  and FHLMC ................. | 1703       653,403 | 1705       651,254 | 1706     1,076,147 | 1707     1,079,521 | 4.a.(2)
      (3) Other pass-through          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
	  securities ................ | 1709             0 | 1710             0 | 1711             0 | 1713             0 | 4.a.(3)
   b. Other mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities (include CMOs,       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      REMICs, and stripped            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      MBS):                           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Issued or guaranteed        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
	  by FNMA, FHLMC,             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
	  or GNMA ................... | 1714       474,871 | 1715       463,978 | 1716             0 | 1717             0 | 4.b.(1)
      (2) Collateralized              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
	  by MBS issued or            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
	  guaranteed by FNMA          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
	  FHLMC, or GNMA ............ | 1718         3,793 | 1719         3,845 | 1731         2,137 | 1732         2,137 | 4.b.(2)
      (3) All other mortgage-         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
	  backed securities ......... | 1733             0 | 1734             0 | 1735             0 | 1736             0 | 4.b.(3)
5. Other debt securities:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Other domestic debt             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1737       266,080 | 1738       268,784 | 1739             0 | 1741             0 | 5.a.
   b. Foreign debt                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1742             0 | 1743             0 | 1744             0 | 1746             0 | 5.b.
6. Equity securities:                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Investments in mutual           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      funds ......................... | ////////////////// | ////////////////// | 1747             0 | 1748             0 | 6.a.
   b. Other equity securities         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      with readily determin-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      able fair values .............. | ////////////////// | ////////////////// | 1749             0 | 1751             0 | 6.b.
   c. All other equity                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities(1) ................. | ////////////////// | ////////////////// | 1752        49,127 | 1753        49,127 | 6.c.
7. Total (sum of items 1              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   through 6) (total of               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   column A must equal                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   Schedule RC, item 2.a)             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (total of column D must            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   equal Schedule RC,                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   item 2.b) ........................ | 1754     1,416,440 | 1771     1,406,151 | 1772     2,867,534 | 1773     2,897,305 | 7.
				      _____________________________________________________________________________________

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-5
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-B--Continued
													      ___________
Memoranda                                                                                                     |   C412  | (-
												   ___________ _________
								       Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Pledged securities(2) ......................................................................... | 0416     3,016,260 | M.1.
2. Maturity and repricing data for debt securities(2)(3)(4) (excluding those in nonaccrual status):| ////////////////// |
   a. Fixed rate debt securities with a remaining maturity of:                                     | ////////////////// |
      (1) Three months or less ................................................................... | 0343        18,267 | M.2.a.(1)
      (2) Over three months through 12 months .................................................... | 0344       250,033 | M.2.a.(2)
      (3) Over one year through five years ....................................................... | 0345     1,141,491 | M.2.a.(3)
      (4) Over five years ........................................................................ | 0346     2,847,194 | M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4) ...... | 0347     4,256,985 | M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                                 | ////////////////// |
      (1) Quarterly or more frequently ........................................................... | 4544         7,633 | M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4545             0 | M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4551             0 | M.2.b.(3)
      (4) Less frequently than every five years .................................................. | 4552             0 | M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)) .. | 4553         7,633 | M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total        | ////////////////// |
      debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus         | ////////////////// |
      nonaccrual debt securities included in Schedule RC-N, item 9, column C) .................... | 0393     4,264,618 | M.2.c.
3. Not applicable                                                                                  | ////////////////// |
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included   | ////////////////// |
   in Schedule RC-B, items 3 through 5, column A, above) ......................................... | 5365             0 | M.4.
5. Not applicable                                                                                  | ////////////////// |
6. Floating rate debt securities with a remaining maturity of one year or less(2)(5) (to be        | ////////////////// |
   completed by all banks) ....................................................................... | 5519             0 | M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or      | ////////////////// |
   trading securities during the calendar year-to-date (report the amortized cost at date of sale  | ////////////////// |
   or transfer) .................................................................................. | 1778             0 | M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale          | ////////////////// |
   accounts in Schedule RC-B, item 4.b):                                                           | ////////////////// |
   a. Amortized cost ............................................................................. | 8780             0 | M.8.a.
   b. Fair value ................................................................................. | 8781             0 | M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in           | ////////////////// |
   Schedule RC-B, items 2, 3, and 5):                                                              | ////////////////// |
   a. Amortized cost ............................................................................. | 8782             0 | M.9.a.
   b. Fair value ................................................................................. | 8783             0 | M.9.b.
												   ______________________
_____________
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(5) For commercial banks, the debt securities included in Memorandum item 6 will also have been reported in Memorandum item
    2.b above. For savings banks, the debt securities included in Memorandum item 6 will also have been reported in supplemental
    Schedule RC-J, part I, item 4. Savings banks should note that available-for-sale debt securities are reported at fair value in Memorandum item 6 and at amortized cost in Schedule RC-J.


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-6
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts                                            __________
reported in this schedule.  Report total loans and leases, net of unearned                                    |  C415  | (-
income.  Exclude assets held for trading.                                    _________________________________ ________
									     |     (Column A)     |     (Column B)     |
									     |    Consolidated    |      Domestic      |
									     |        Bank        |      Offices       |
									      ____________________ ____________________
						 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
_____________________________________________________________________________ ____________________ ____________________
 1. Loans secured by real estate ........................................... | 1410     2,280,342 | ////////////////// |  1.
    a. Construction and land development ................................... | ////////////////// | 1415       389,871 |  1.a.
    b. Secured by farmland (including farm residential and other             | ////////////////// | ////////////////// |
       improvements) ....................................................... | ////////////////// | 1420        18,819 |  1.b.
    c. Secured by 1-4 family residential properties:                         | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential       | ////////////////// | ////////////////// |
	   properties and extended under lines of credit ................... | ////////////////// | 1797             0 |  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:     | ////////////////// | ////////////////// |
	   (a) Secured by first liens ...................................... | ////////////////// | 5367       622,400 |  1.c.(2)(a)

	   (b) Secured by junior liens ..................................... | ////////////////// | 5368       254,347 |  1.c.(2)(b)

    d. Secured by multifamily (5 or more) residential properties ........... | ////////////////// | 1460       144,714 |  1.d.
    e. Secured by nonfarm nonresidential properties ........................ | ////////////////// | 1480       850,191 |  1.e.
 2. Loans to depository institutions:                                        | ////////////////// | ////////////////// |
    a. To commercial banks in the U.S. ..................................... | ////////////////// | 1505        52,726 |  2.a.
       (1) To U.S. branches and agencies of foreign banks .................. | 1506             0 | ////////////////// |  2.a.(1)
       (2) To other commercial banks in the U.S. ........................... | 1507        52,726 | ////////////////// |  2.a.(2)
    b. To other depository institutions in the U.S. ........................ | 1517            22 | 1517            22 |  2.b.
    c. To banks in foreign countries ....................................... | ////////////////// | 1510        41,928 |  2.c.
       (1) To foreign branches of other U.S. banks ......................... | 1513             0 | ////////////////// |  2.c.(1)
       (2) To other banks in foreign countries ............................. | 1516        45,103 | ////////////////// |  2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers .... | 1590        84,957 | 1590        84,957 |  3.
 4. Commercial and industrial loans:                                         | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ....................................... | 1763     4,945,318 | 1763     4,912,161 |  4.a.
    b. To non-U.S. addressees (domicile) ................................... | 1764       147,434 | 1764        68,643 |  4.b.
 5. Acceptances of other banks:                                              | ////////////////// | ////////////////// |
    a. Of U.S. banks ....................................................... | 1756             0 | 1756             0 |  5.a.
    b. Of foreign banks .................................................... | 1757             0 | 1757             0 |  5.b.
 6. Loans to individuals for household, family, and other personal           | ////////////////// | ////////////////// |
    expenditures (i.e., consumer loans) (includes purchased paper) ......... | ////////////////// | 1975     1,794,885 |  6.
    a. Credit cards and related plans (includes check credit and other       | ////////////////// | ////////////////// |
       revolving credit plans) ............................................. | 2008       114,005 | ////////////////// |  6.a.
    b. Other (includes single payment, installment, and all student loans) . | 2011     1,680,880 | ////////////////// |  6.b.
 7. Loans to foreign governments and official institutions (including        | ////////////////// | ////////////////// |
    foreign central banks) ................................................. | 2081       236,879 | 2081       227,314 |  7.
 8. Obligations (other than securities and leases) of states and political   | ////////////////// | ////////////////// |
    subdivisions in the U.S. (includes nonrated industrial development       | ////////////////// | ////////////////// |
    obligations) ........................................................... | 2107        29,610 | 2107        29,610 |  8.
 9. Other loans ............................................................ | 1563     1,152,236 | ////////////////// |  9.
    a. Loans for purchasing or carrying securities (secured and unsecured) . | ////////////////// | 1545        78,318 |  9.a.
    b. All other loans (exclude consumer loans) ............................ | ////////////////// | 1564     1,073,918 |  9.b.
10. Lease financing receivables (net of unearned income) ................... | ////////////////// | 2165       178,005 | 10.
    a. Of U.S. addressees (domicile) ....................................... | 2182       149,658 | ////////////////// | 10.a.
    b. Of non-U.S. addressees (domicile) ................................... | 2183        28,347 | ////////////////// | 10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above ........ | 2123             0 | 2123             0 | 11.
12. Total loans and leases, net of unearned income (sum of items 1           | ////////////////// | ////////////////// |
    through 10 minus item 11) (total of column A must equal                  | ////////////////// | ////////////////// |
    Schedule RC, item 4.a) ................................................. | 2122    10,947,517 | 2122    10,822,829 | 12.
									     ___________________________________________

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-7
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-C--Continued

Part I. Continued

										___________________________________________
										|     (Column A)     |     (Column B)     |
										|    Consolidated    |      Domestic      |
Memoranda                                                                       |        Bank        |      Offices       |
										 ____________________ ____________________
						 Dollar Amounts in Thousands    | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
________________________________________________________________________________ ____________________ ____________________
 1. Commercial paper included in Schedule RC-C, part I, above ................. | 1496             0 | 1496             0 | M.1.
 2. Loans and leases restructured and in compliance with modified terms         | ////////////////// | ////////////////// |
    (included in Schedule RC-C, part I, above and not reported as past due or   | ////////////////// | ////////////////// |
    nonaccrual in Schedule RC-N, Memorandum item 1):                            | ////////////////// | ////////////////// |
    a. Loans secured by real estate:                                            | ////////////////// | ////////////////// |
       (1) To U.S. addressees (domicile) ...................................... | 1687             0 | M.2.a.(1)
       (2) To non-U.S. addressees (domicile) .................................. | 1689             0 | M.2.a.(2)
    b. All other loans and all lease financing receivables (exclude loans to    | ////////////////// |
       individuals for household, family, and other personal expenditures) .... | 8691       219,755 | M.2.b.
    c. Commercial and industrial loans to and lease financing receivables       | ////////////////// |
       of non-U.S. addressees (domicile) included in Memorandum item 2.b        | ////////////////// |
       above .................................................................. | 8692             0 | M.2.c.
 3. Maturity and repricing data for loans and leases(1) (excluding those in     | ////////////////// |
    nonaccrual status):                                                         | ////////////////// |
    a. Fixed rate loans and leases with a remaining maturity of:                | ////////////////// |
       (1) Three months or less ............................................... | 0348       320,849 | M.3.a.(1)
       (2) Over three months through 12 months ................................ | 0349       439,082 | M.3.a.(2)
       (3) Over one year through five years ................................... | 0356     1,902,891 | M.3.a.(3)
       (4) Over five years .................................................... | 0357     1,033,762 | M.3.a.(4)
       (5) Total fixed rate loans and leases (sum of Memorandum                 | ////////////////// |
	   items 3.a.(1) through 3.a.(4)) ..................................... | 0358     3,696,584 | M.3.a.(5)
    b. Floating rate loans with a repricing frequency of:                       | ////////////////// |
       (1) Quarterly or more frequently ....................................... | 4554     6,328,261 | M.3.b.(1)
       (2) Annually or more frequently, but less frequently than quarterly .... | 4555       684,829 | M.3.b.(2)
       (3) Every five years or more frequently, but less frequently than        | ////////////////// |
	   annually ........................................................... | 4561        83,085 | M.3.b.(3)
       (4) Less frequently than every five years .............................. | 4564        30,013 | M.3.b.(4)
       (5) Total floating rate loans (sum of Memorandum items 3.b.(1)           | ////////////////// |
	   through 3.b.(4)) ................................................... | 4567     7,126,188 | M.3.b.(5)
    c. Total loans and leases (sum of Memorandum items 3.a.(5) and              | ////////////////// |
       3.b.(5)) (must equal the sum of total loans and leases, net, from        | ////////////////// |
       Schedule RC-C, part I, item 12, plus unearned income from                | ////////////////// |
       Schedule RC-C, part I, item 11, minus total nonaccrual loans and         | ////////////////// |
       leases from Schedule RC-N, sum of items 1 through 8, column C) ......... | 1479    10,822,772 | M.3.c.
 4. Loans to finance commercial real estate, construction, and land             | ////////////////// |
    development activities (not secured by real estate) included in             | ////////////////// |
    Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2) .............. | 2746       264,681 | M.4.
 5. Loans and leases held for sale (included in Schedule RC-C, part I,          | ////////////////// |
    above) .................................................................... | 5369       109,451 | M.5.
 6. Adjustable rate closed-end loans secured by first liens on 1-4 family       | ////////////////// |_____________________
    residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), | ////////////////// | RCON  Bil Mil Thou |
												      ____________________
    column B, page RC-6) ...................................................... | ////////////////// | 5370       216,903 | M.6.
										___________________________________________

_____________
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-8
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

														   __________
														   |  C420  | (-
												  _________________ ________
								      Dollar Amounts in Thousands | /////////  Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
ASSETS                                                                                            | /////////////////////// |
 1. U.S. Treasury securities in domestic offices ................................................ | RCON 3531           890 |  1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude mortgage-     | /////////////////////// |
    backed securities) .......................................................................... | RCON 3532         2,440 |  2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices ...... | RCON 3533         6,728 |  3.
 4. Mortgage-backed securities (MBS) in domestic offices:                                         | /////////////////////// |
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ..................... | RCON 3534             0 |  4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA              | /////////////////////// |
       (include CMOs, REMICs, and stripped MBS) ................................................. | RCON 3535             0 |  4.b.
    c. All other mortgage-backed securities ..................................................... | RCON 3536             0 |  4.c.
 5. Other debt securities in domestic offices ................................................... | RCON 3537             0 |  5.
 6. Certificates of deposit in domestic offices ................................................. | RCON 3538             0 |  6.
 7. Commercial paper in domestic offices ........................................................ | RCON 3539             0 |  7.
 8. Bankers acceptances in domestic offices ..................................................... | RCON 3540             0 |  8.
 9. Other trading assets in domestic offices .................................................... | RCON 3541            14 |  9.
10. Trading assets in foreign offices ........................................................... | RCFN 3542             0 | 10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity     | /////////////////////// |
    contracts:                                                                                    | /////////////////////// |
    a. In domestic offices ...................................................................... | RCON 3543        27,984 | 11.a.
    b. In foreign offices ....................................................................... | RCFN 3544             0 | 11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ........... | RCFD 3545        38,056 | 12.
												  ___________________________
												  ___________________________
												  | /////////  Bil Mil Thou |
LIABILITIES                                                                                        _________________________
13. Liability for short positions ............................................................... | RCFD 3546             0 | 13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity    | /////////////////////// |
    contracts ................................................................................... | RCFD 3547        23,787 | 14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ...... | RCFD 3548        23,787 | 15.
												  ___________________________


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-9
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices



														__________
														|  C425  | (-
							  ______________________________________________________ ________
							  |                                         |   Nontransaction   |
							  |          Transaction  Accounts          |      Accounts      |
							   _________________________________________ ____________________
							  |     (Column A)     |    (Column B)      |     (Column C)     |
							  |  Total transaction |    Memo: Total     |        Total       |
							  | accounts (including|  demand deposits   |   nontransaction   |
							  |    total demand    |   (included in     |      accounts      |
							  |      deposits)     |     column A)      |  (including MMDAs) |
							   ____________________ ____________________ ____________________
			      Dollar Amounts in Thousands | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
__________________________________________________________ ____________________ ____________________ ____________________
Deposits of:                                              | ////////////////// | ////////////////// | ////////////////// |
1. Individuals, partnerships, and corporations .......... | 2201     5,040,745 | 2240     4,656,518 | 2346     9,243,051 | 1.
2. U.S. Government ...................................... | 2202        43,362 | 2280        40,354 | 2520           372 | 2.
3. States and political subdivisions in the U.S. ........ | 2203        98,852 | 2290        45,896 | 2530       127,170 | 3.
4. Commercial banks in the U.S. ......................... | 2206       202,760 | 2310       202,760 | ////////////////// | 4.
   a. U.S. branches and agencies of foreign banks ....... | ////////////////// | ////////////////// | 2347             0 | 4.a.
   b. Other commercial banks in the U.S. ................ | ////////////////// | ////////////////// | 2348             0 | 4.b.
5. Other depository institutions in the U.S. ............ | 2207        14,397 | 2312        14,397 | 2349             0 | 5.
6. Banks in foreign countries ........................... | 2213        20,679 | 2320        20,679 | ////////////////// | 6.
   a. Foreign branches of other U.S. banks .............. | ////////////////// | ////////////////// | 2367             0 | 6.a.
   b. Other banks in foreign countries .................. | ////////////////// | ////////////////// | 2373             0 | 6.b.
7. Foreign governments and official institutions          | ////////////////// | ////////////////// | ////////////////// |
   (including foreign central banks) .................... | 2216         2,746 | 2300         2,746 | 2377             0 | 7.
8. Certified and official checks ........................ | 2330       111,144 | 2330       111,144 | ////////////////// | 8.
9. Total (sum of items 1 through 8) (sum of               | ////////////////// | ////////////////// | ////////////////// |
   columns A and C must equal Schedule RC,                | ////////////////// | ////////////////// | ////////////////// |
   item 13.a) ........................................... | 2215     5,534,685 | 2210     5,094,494 | 2385     9,370,593 | 9.
							  ________________________________________________________________

Memoranda

												    ______________________
									Dollar Amounts in Thousands | RCON  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                    | ////////////////// |
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ......................... | 6835       888,392 | M.1.a.
   b. Total brokered deposits ..................................................................... | 2365             0 | M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                      | ////////////////// |
      (1) Issued in denominations of less than $100,000 ........................................... | 2343             0 | M.1.c.(1)

      (2) Issued either in denominations of $100,000 or in denominations greater than               | ////////////////// |
	  $100,000 and participated out by the broker in shares of $100,000 or less ............... | 2344             0 | M.1.c.(2)

   d. Total deposits denominated in foreign currencies ............................................ | 3776           908 | M.1.d.
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.       | ////////////////// |
      reported in item 3 above which are secured or collateralized as required under state law) ... | 5590       194,389 | M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d             | ////////////////// |
   must equal item 9, column C above):                                                              | ////////////////// |
   a. Savings deposits:                                                                             | ////////////////// |
      (1) Money market deposit accounts (MMDAs) ................................................... | 6810     2,857,932 | M.2.a.(1)

      (2) Other savings deposits (excludes MMDAs) ................................................. | 0352     2,826,957 | M.2.a.(2)

   b. Total time deposits of less than $100,000 ................................................... | 6648     2,856,864 | M.2.b.
   c. Time certificates of deposit of $100,000 or more ............................................ | 6645       806,770 | M.2.c.
   d. Open-account time deposits of $100,000 or more .............................................. | 6646        22,070 | M.2.d.
3. All NOW accounts (included in column A above) .................................................. | 2398       440,191 | M.3.
												    ______________________


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-10

City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-E--Continued

Part I. Continued

Memoranda (continued)
_________________________________________________________________________________________________________________________________
| Deposit Totals for FDIC Insurance Assessments                                                    ______________________       |
|                                                                      Dollar Amounts in Thousands | RCON  Bil Mil Thou |       |
 __________________________________________________________________________________________________ ____________________
| 4. Total deposits in domestic offices (sum of item 9, column A and item 9, column C)             |/////////////////// |       |
|    (must equal Schedule RC, item 13.a) ......................................................... | 2200    14,905,278 | M.4.  |
|                                                                                                  | ////////////////// |       |
|    a. Total demand deposits (must equal item 9, column B) ...................................... | 2210     5,094,494 | M.4.a.|
|    b. Total time and savings deposits(1) (must equal item 9, column A plus item 9, column C      | ////////////////// |       |
|       minus item 9, column B) .................................................................. | 2350     9,810,784 | M.4.b.|
												   ______________________
| ____________                                                                                                                  |
| (1) For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all     |
|     transaction accounts other than demand deposits.                                                                          |
_________________________________________________________________________________________________________________________________

												   ______________________
								       Dollar Amounts in Thousands | RCON  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more          | ////////////////// |
   (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing         | ////////////////// |
   frequency of:(1)                                                                                | ////////////////// |
   a. Three months or less ....................................................................... | 0359       138,091 | M.5.a.
   b. Over three months through 12 months (but not over 12 months) ............................... | 3644     1,547,871 | M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)            | ////////////////// |
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining maturity of:    | ////////////////// |
      (1) Three months or less ................................................................... | 2761       432,423 | M.6.a.(1)
      (2) Over three months through 12 months .................................................... | 2762       278,632 | M.6.a.(2)
      (3) Over one year through five years ....................................................... | 2763        79,313 | M.6.a.(3)
      (4) Over five years ........................................................................ | 2765             0 | M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of                | ////////////////// |
	  Memorandum items 6.a.(1) through 6.a.(4) ............................................... | 2767       790,368 | M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of:| ////////////////// |
      (1) Quarterly or more frequently ........................................................... | 4568        16,402 | M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4569             0 | M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4571             0 | M.6.b.(3)
      (4) Less frequently than every five years .................................................. | 4572             0 | M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or more (sum of             | ////////////////// |
	  Memorandum items 6.b.(1) through 6.b.(4)) .............................................. | 4573        16,402 | M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum items 6.a.(5)      | ////////////////// |
      and 6.b.(5)) (must equal Memorandum item 2.c. above) ....................................... | 6645       806,770 | M.6.c.
												   ______________________

_____________
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-11

City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)
												   ______________________
								       Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
Deposits of:                                                                                       | ////////////////// |
1. Individuals, partnerships, and corporations ................................................... | 2621       211,945 | 1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ................................ | 2623             0 | 2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) ... | 2625             0 | 3.
4. Foreign governments and official institutions (including foreign central banks) ............... | 2650             0 | 4.
5. Certified and official checks ................................................................. | 2330             0 | 5.
6. All other deposits ............................................................................ | 2668             0 | 6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) .......................... | 2200       211,945 | 7.
												   ______________________

Schedule RC-F--Other Assets

														   __________
														   |  C430  | (-
												  _________________ ________
								      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. Income earned, not collected on loans ........................................................ | RCFD 2164        94,353 | 1.
2. Net deferred tax assets(1) ................................................................... | RCFD 2148        61,108 | 2.
3. Excess residential mortgage servicing fees receivable ........................................ | RCFD 5371             0 | 3.
4. Other (itemize amounts that exceed 25% of this item) ......................................... | RCFD 2168       373,778 | 4.
      _____________                                                    ___________________________
   a. | TEXT 3549 | NET SWAP INTEREST RECIVABLE                        | RCFD 3549 |      129,402 | /////////////////////// | 4.a.
       ___________ ____________________________________________________
   b. | TEXT 3550 |                                                    | RCFD 3550 |              | /////////////////////// | 4.b.
       ________________________________________________________________
   c. | TEXT 3551 |                                                    | RCFD 3551 |              | /////////////////////// | 4.c.
      ____________________________________________________________________________________________
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ........................... | RCFD 2160       529,239 | 5.
												  ___________________________

Memorandum                                                                                        ___________________________
								      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. Deferred tax assets disallowed for regulatory capital purposes ............................... | RCFD 5610             0 | M.1.
												  ___________________________

Schedule RC-G--Other Liabilities
														   __________
														   |  C435  | (-
												  _________________ ________
								      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. a. Interest accrued and unpaid on deposits in domestic offices(2) ............................ | RCON 3645        25,866 | 1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ................. | RCFD 3646       197,677 | 1.b.
2. Net deferred tax liabilities(1) .............................................................. | RCFD 3049           692 | 2.
3. Minority interest in consolidated subsidiaries ............................................... | RCFD 3000             0 | 3.
4. Other (itemize amounts that exceed 25% of this item) ......................................... | RCFD 2938        20,856 | 4.
      _____________                                                    ___________________________
   a. | TEXT 3552 | TRADING SECURITY PURCHASE FAILS                    | RCFD 3552 |        9,267 | /////////////////////// | 4.a.
       ___________________________________________________________________________________________
   b. | TEXT 3553 |                                                    | RCFD 3553 |              | /////////////////////// | 4.b.
       ___________________________________________________________________________________________
   c. | TEXT 3554 |                                                    | RCFD 3554 |              | /////////////////////// | 4.c.
      ____________________________________________________________________________________________
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ........................... | RCFD 2930       245,091 | 5.
												  ___________________________

____________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-12

City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

														 __________
														 |  C440  | (-
												     ____________ ________
												     |  Domestic Offices  |
												      ____________________
									 Dollar Amounts in Thousands | RCON  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
1. Customers' liability to this bank on acceptances outstanding .................................... | 2155        10,336 |  1.
2. Bank's liability on acceptances executed and outstanding ........................................ | 2920        10,336 |  2.
3. Federal funds sold and securities purchased under agreements to resell .......................... | 1350     1,405,290 |  3.
4. Federal funds purchased and securities sold under agreements to repurchase ...................... | 2800       875,797 |  4.
5. Other borrowed money ............................................................................ | 3190        30,944 |  5.
   EITHER                                                                                            | ////////////////// |
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ..................... | 2163           N/A |  6.
   OR                                                                                                | ////////////////// |
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ....................... | 2941        87,727 |  7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and         | ////////////////// |
   IBFs) ........................................................................................... | 2192    19,523,222 |  8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and      | ////////////////// |
   IBFs) ........................................................................................... | 3129    17,775,992 |  9.
												     ______________________

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.          ______________________
												     | RCON  Bil Mil Thou |
												      ____________________
10. U.S. Treasury securities ....................................................................... | 1779       606,209 | 10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed                      | ////////////////// |
    securities) .................................................................................... | 1785             0 | 11.
12. Securities issued by states and political subdivisions in the U.S. ............................. | 1786           325 | 12.
13. Mortgage-backed securities (MBS):                                                                | ////////////////// |
    a. Pass-through securities:                                                                      | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................ | 1787     2,911,203 | 13.a.(1)

       (2) Other pass-through securities ........................................................... | 1869             0 | 13.a.(2)

    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):                    | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................ | 1877       474,871 | 13.b.(1)

       (2) All other mortgage-backed securities .................................................... | 2253         5,930 | 13.b.(2)

14. Other domestic debt securities ................................................................. | 3159       266,080 | 14.
15. Foreign debt securities ........................................................................ | 3160             0 | 15.
16. Equity securities:                                                                               | ////////////////// |
    a. Investments in mutual funds ................................................................. | 3161             0 | 16.a.
    b. Other equity securities with readily determinable fair values ............................... | 3162             0 | 16.b.
    c. All other equity securities ................................................................. | 3169        49,127 | 16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) .......... | 3170     4,313,745 | 17.
												     ______________________

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)
												     ______________________
									 Dollar Amounts in Thousands | RCON  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
   EITHER                                                                                            | ////////////////// |
1. Net due from the IBF of the domestic offices of the reporting bank .............................. | 3051           N/A | M.1.
   OR                                                                                                | ////////////////// |


2. Net due to the IBF of the domestic offices of the reporting bank ................................ | 3059           N/A | M.2.
												     ______________________


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-13

City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-I--Selected Assets and Liabilities of IBFs
To be completed only by banks with IBFs and other "foreign" offices.                                            __________
														|  C445  | (-
												    ____________ ________
									Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ................. | 2133           N/A | 1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,            | ////////////////// |
    item 12, column A) ............................................................................ | 2076           N/A | 2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,                | ////////////////// |
    column A) ..................................................................................... | 2077           N/A | 3.
 4. Total IBF liabilities (component of Schedule RC, item 21) ..................................... | 2898           N/A | 4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,         | ////////////////// |
    part II, items 2 and 3) ....................................................................... | 2379           N/A | 5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ..... | 2381           N/A | 6.
												    ______________________

Schedule RC-K--Quarterly Averages(1)

														__________
														|  C455  |  (-
											       _________________ ________
								   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
_______________________________________________________________________________________________ _________________________
ASSETS                                                                                         | /////////////////////// |
 1. Interest-bearing balances due from depository institutions ............................... | RCFD 3381        11,630 |  1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2) ....... | RCFD 3382     3,105,804 |  2.
 3. Securities issued by states and political subdivisions in the U.S.(2) .................... | RCFD 3383           341 |  3.
 4. a. Other debt securities(2) .............................................................. | RCFD 3647       288,849 |  4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) . | RCFD 3648        49,078 |  4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic offices | /////////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs ...................... | RCFD 3365     1,620,982 |  5.
 6. Loans:                                                                                     | /////////////////////// |
    a. Loans in domestic offices:                                                              | /////////////////////// |
       (1) Total loans ....................................................................... | RCON 3360    10,604,791 |  6.a.(1)
       (2) Loans secured by real estate ...................................................... | RCON 3385     2,298,060 |  6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers ............... | RCON 3386        93,290 |  6.a.(3)
       (4) Commercial and industrial loans ................................................... | RCON 3387     5,089,116 |  6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures ....... | RCON 3388     1,744,828 |  6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ............. | RCFN 3360       142,076 |  6.b.
 7. Trading assets ........................................................................... | RCFD 3401        39,447 |  7.
 8. Lease financing receivables (net of unearned income) ..................................... | RCFD 3484       188,261 |  8.
 9. Total assets(4) .......................................................................... | RCFD 3368    19,331,648 |  9.
LIABILITIES                                                                                    | /////////////////////// |
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,     | /////////////////////// |
    and telephone and preauthorized transfer accounts) (exclude demand deposits) ............. | RCON 3485     1,746,003 | 10.
11. Nontransaction accounts in domestic offices:                                               | /////////////////////// |
    a. Money market deposit accounts (MMDAs) ................................................. | RCON 3486     1,620,885 | 11.a.
    b. Other savings deposits ................................................................ | RCON 3487     2,826,116 | 11.b.
    c. Time certificates of deposit of $100,000 or more ...................................... | RCON 3345       811,220 | 11.c.
    d. All other time deposits ............................................................... | RCON 3469     2,882,770 | 11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs .. | RCFN 3404       188,936 | 12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs .............. | RCFD 3353       629,102 | 13.
14. Other borrowed money ..................................................................... | RCFD 3355        32,758 | 14.
											       ___________________________

_____________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or
    (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-14

City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________
Schedule RC-L--Off-Balance Sheet Items
Please read carefully the instructions for the preparation of Schedule RC-L.  Some of the amounts
reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.            __________
														|  C460  |  (-
												    ____________ ________
									Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
 1. Unused commitments:                                                                             | ////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity    | ////////////////// |
       lines....................................................................................... | 3814             0 |  1.a.
    b. Credit card lines .......................................................................... | 3815             0 |  1.b.
    c. Commercial real estate, construction, and land development:                                  | ////////////////// |
       (1) Commitments to fund loans secured by real estate ....................................... | 3816       382,799 |  1.c.(1)
       (2) Commitments to fund loans not secured by real estate ................................... | 6550       252,582 |  1.c.(2)
    d. Securities underwriting .................................................................... | 3817             0 |  1.d.
    e. Other unused commitments ................................................................... | 3818     7,293,754 |  1.e.
 2. Financial standby letters of credit and foreign office guarantees ............................. | 3819       986,746 |  2.
									 ___________________________
    a. Amount of financial standby letters of credit conveyed to others  | RCFD 3820 |       84,011 | ////////////////// |  2.a.
									 ___________________________
 3. Performance standby letters of credit and foreign office guarantees ........................... | 3821        64,757 |  3.
									 ___________________________
    a. Amount of performance standby letters of credit conveyed to others| RCFD 3822 |        2,698 | ////////////////// |  3.a.
									 ___________________________
 4. Commercial and similar letters of credit ...................................................... | 3411       179,030 |  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by the      | ////////////////// |
    reporting bank ................................................................................ | 3428             0 |  5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting      | ////////////////// |
    (nonaccepting) bank ........................................................................... | 3429             0 |  6.
 7. Securities borrowed ........................................................................... | 3432        55,377 |  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified against | ////////////////// |
    loss by the reporting bank) ................................................................... | 3433        17,946 |  8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold for  | ////////////////// |
    Call Report purposes:                                                                           | ////////////////// |
    a. FNMA and FHLMC residential mortgage loan pools:                                              | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3650             0 |  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3651             0 |  9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:               | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3652             0 |  9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3653             0 |  9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                 | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3654             0 |  9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3655             0 |  9.c.(2)
10. When-issued securities:                                                                         | ////////////////// |
    a. Gross commitments to purchase .............................................................. | 3434       331,424 | 10.a.
    b. Gross commitments to sell .................................................................. | 3435       279,489 | 10.b.
11. Spot foreign exchange contracts ............................................................... | 8765       523,538 | 11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and    | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 3430             0 | 12.
												    | ////////////////// |
       _____________                                                     ___________________________
    a. | TEXT 3555 |                                                     | RCFD 3555 |              | ////////////////// | 12.a.
	_________________________________________________________________
    b. | TEXT 3556 |                                                     | RCFD 3556 |              | ////////////////// | 12.b.
	_________________________________________________________________
    c. | TEXT 3557 |                                                     | RCFD 3557 |              | ////////////////// | 12.c.
	_________________________________________________________________
    d. | TEXT 3558 |                                                     | RCFD 3558 |              | ////////////////// | 12.d.
	__________________________________________________________________________________________________________________
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and         | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 5591             0 | 13.
												    | ////////////////// |
       _____________                                                     ___________________________
    a. | TEXT 5592 |                                                     | RCFD 5592 |              | ////////////////// | 13.a.
	_________________________________________________________________
    b. | TEXT 5993 |                                                     | RCFD 5593 |              | ////////////////// | 13.b.
	_________________________________________________________________
    c. | TEXT 5594 |                                                     | RCFD 5594 |              | ////////////////// | 13.c.
	_________________________________________________________________
    d. | TEXT 5595 |                                                     | RCFD 5595 |              | ////////////////// | 13.d.
	_________________________________________________________________________________________________________________

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-15

City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-L--Continued

													      ____________
													      |   C461   | (-
					     _________________________________________________________________ __________
					     |    (Column A)    |    (Column B)    |    (Column C)    |    (Column D)    |
		 Dollar Amounts in Thousands |   Interest Rate  | Foreign Exchange | Equity Derivative|   Commodity and  |
_____________________________________________
|       Off-balance Sheet Derivatives        |     Contracts    |     Contracts    |     Contracts    |  Other Contracts |
					      __________________ __________________ __________________ __________________
|            Position Indicators             |Tril Bil Mil Thou |Tril Bil Mil Thou |Tril Bil Mil Thou |Tril Bil Mil Thou |
_____________________________________________ __________________ __________________ __________________ __________________
14. Gross amounts (e.g., notional            | //////////////// | //////////////// | //////////////// | //////////////// |
    amounts) (for each column, sum of        | //////////////// | //////////////// | //////////////// | //////////////// |
    items 14.a through 14.e must equal       | //////////////// | //////////////// | //////////////// | //////////////// |
    sum of items 15, 16.a, and 16.b):        | //////////////// | //////////////// | //////////////// | //////////////// |
					      __________________ __________________ __________________ __________________
    a. Futures contracts ................... |                0 |                0 |                0 |                0 | 14.a.
					      __________________ __________________ __________________ __________________
					     |    RCFD 8693     |    RCFD 8694     |    RCFD 8695     |    RCFD 8696     |
					      __________________ __________________ __________________ __________________
    b. Forward contracts ................... |           57,908 |          198,934 |                0 |                0 | 14.b.
					      __________________ __________________ __________________ __________________
					     |    RCFD 8697     |    RCFD 8698     |    RCFD 8699     |    RCFD 8700     |
					      __________________ __________________ __________________ __________________
    c. Exchange-traded option contracts:     | //////////////// | //////////////// | //////////////// | //////////////// |
					      __________________ __________________ __________________ __________________
       (1) Written options ................. |        1,500,000 |                0 |                0 |                0 | 14.c.(1)
					      __________________ __________________ __________________ __________________|
					     |    RCFD 8701     |    RCFD 8702     |    RCFD 8703     |    RCFD 8704     |
					      __________________ __________________ __________________ __________________
       (2) Purchased options ............... |          500,000 |                0 |                0 |                0 | 14.c.(2)
					      __________________ __________________ __________________ __________________|
					     |    RCFD 8705     |    RCFD 8706     |    RCFD 8707     |    RCFD 8708     |
					      __________________ __________________ __________________ __________________
    d. Over-the-counter option contracts:    | //////////////// | //////////////// | //////////////// | //////////////// |
					      __________________ __________________ __________________ __________________
       (1) Written options ................. |          360,830 |            2,000 |                0 |            1,110 | 14.d.(1)
					      __________________ __________________ __________________ __________________|
					     |    RCFD 8709     |    RCFD 8710     |    RCFD 8711     |    RCFD 8712     |
					      __________________ __________________ __________________ __________________
       (2) Purchased options ............... |        2,230,830 |            7,000 |                0 |            1,110 | 14.d.(2)
					      __________________ __________________ __________________ __________________|
					     |    RCFD 8713     |    RCFD 8714     |    RCFD 8715     |    RCFD 8716     |
					      __________________ __________________ __________________ __________________
    e. Swaps ............................... |        5,542,966 |                0 |                0 |           18,228 | 14.e.
					      __________________ __________________ __________________ __________________
					     |    RCFD 3450     |    RCFD 3826     |    RCFD 8719     |    RCFD 8720     |
					      __________________ __________________ __________________ __________________
15. Total gross notional amount of           | //////////////// | //////////////// | //////////////// | //////////////// |
    derivative contracts held for trading    |        2,600,218 |          207,934 |                0 |           20,448 | 15.
					      __________________ __________________ __________________ __________________
					     |    RCFD A126     |    RCFD A127     |    RCFD 8723     |    RCFD 8724     |
					      __________________ __________________ __________________ __________________
16. Total gross notional amount of           | //////////////// | //////////////// | //////////////// | //////////////// |
    derivative contracts held for            | //////////////// | //////////////// | //////////////// | //////////////// |
    purposes other than trading:             | //////////////// | //////////////// | //////////////// | //////////////// |
					      __________________ __________________ __________________ __________________
    a. Contracts marked to market .......... |                0 |                0 |                0 |                0 | 16.a.
					      __________________ __________________ __________________ __________________
					     |    RCFD 8725     |    RCFD 8726     |    RCFD 8727     |    RCFD 8728     |
					      __________________ __________________ __________________ __________________
    b. Contracts not marked to market ...... |        7,592,316 |                0 |                0 |                0 | 16.b.
					      __________________ __________________ __________________ __________________
					     |    RCFD 8729     |    RCFD 8730     |    RCFD 8731     |    RCFD 8732     |
					     _____________________________________________________________________________



Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-16
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-L--Continued

				     _____________________________________________________________________________________
				     |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
	 Dollar Amounts in Thousands |    Interest Rate   |  Foreign Exchange  |  Equity Derivative |    Commodity and   |
_____________________________________
|   Off-balance Sheet Derivatives    |      Contracts     |      Contracts     |      Contracts     |   Other Contracts  |
				      ____________________ ____________________ ____________________ ____________________
|        Position Indicators         | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
_____________________________________ ____________________ ____________________ ____________________ ____________________
17. Gross fair values of             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    derivative contracts:            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    a. Contracts held for            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading:                      | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
	   fair value .............. | 8733        31,763 | 8734         3,176 | 8735             0 | 8736         1,911 | 17.a.(1)
       (2) Gross negative            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
	   fair value .............. | 8737        27,708 | 8738         5,279 | 8739             0 | 8740         1,572 | 17.a.(2)
    b. Contracts held for            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are marked       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       to market:                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
	   fair value .............. | 8741             0 | 8742             0 | 8743             0 | 8744             0 | 17.b.(1)
       (2) Gross negative            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
	   fair value .............. | 8745             0 | 8746             0 | 8747             0 | 8748             0 | 17.b.(2)
    c. Contracts held for            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are not          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       marked to market:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
	   fair value .............. | 8749       134,520 | 8750             0 | 8751             0 | 8752             0 | 17.c.(1)
       (2) Gross negative            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
	   fair value .............. | 8753         1,611 | 8754             0 | 8755             0 | 8756             0 | 17.c.(2)
				     _____________________________________________________________________________________

												    ______________________
Memoranda                                                               Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
 1.-2. Not applicable                                                                               | ////////////////// |
 3. Unused commitments with an original maturity exceeding one year that are reported in            | ////////////////// |
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments     | ////////////////// |
    that are fee paid or otherwise legally binding) ............................................... | 3833     4,916,818 | M.3.
    a. Participations in commitments with an original maturity                                      | ////////////////// |
									 ___________________________
       exceeding one year conveyed to others ........................... | RCFD 3834 |        9,946 | ////////////////// | M.3.a.
									 ___________________________
 4. To be completed only by banks with $1 billion or more in total assets:                          | ////////////////// |
    Standby letters of credit and foreign office guarantees (both financial and performance) issued | ////////////////// |
    to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above ............. | 3377        40,292 | M.4.
 5. To be completed for the September report only:                                                  | ////////////////// |
    Installment loans to individuals for household, family, and other personal expenditures that    | ////////////////// |
    have been securitized and sold without recourse (with servicing retained), amounts outstanding  | ////////////////// |
    by type of loan:                                                                                | ////////////////// |
    a. Loans to purchase private passenger automobiles ............................................ | 2741             0 | M.5.a.
    b. Credit cards and related plans ............................................................. | 2742             0 | M.5.b.
    c. All other consumer installment credit (including mobile home loans) ........................ | 2743             0 | M.5.c.
												    ______________________

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-17

City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-M--Memoranda

														  __________
														  |  C465  | (-
												      ____________ ________
									  Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
______________________________________________________________________________________________________ ____________________
1. Extensions of credit by the reporting bank to its executive officers, directors, principal         | ////////////////// |
   shareholders, and their related interests as of the report date:                                   | ////////////////// |
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal    | ////////////////// |
      shareholders, and their related interests ..................................................... | 6164        21,119 | 1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of       | ////////////////// |
      all extensions of credit by the reporting bank (including extensions of credit to               | ////////////////// |
      related interests) equals or exceeds the lesser of $500,000 or 5 percent                 Number | ////////////////// |
									   ___________________________
      of total capital as defined for this purpose in agency regulations.  | RCFD 6165 |            4 | ////////////////// | 1.b.
									   ___________________________
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches          | ////////////////// |
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b) .................... | 3405             0 | 2.
3. Not applicable.                                                                                    | ////////////////// |
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others         | ////////////////// |
   (include both retained servicing and purchased servicing):                                         | ////////////////// |
   a. Mortgages serviced under a GNMA contract ...................................................... | 5500             0 | 4.a.
   b. Mortgages serviced under a FHLMC contract:                                                      | ////////////////// |
      (1) Serviced with recourse to servicer ........................................................ | 5501             0 | 4.b.(1)

      (2) Serviced without recourse to servicer ..................................................... | 5502             0 | 4.b.(2)

   c. Mortgages serviced under a FNMA contract:                                                       | ////////////////// |
      (1) Serviced under a regular option contract .................................................. | 5503             0 | 4.c.(1)

      (2) Serviced under a special option contract .................................................. | 5504             0 | 4.c.(2)

   d. Mortgages serviced under other servicing contracts ............................................ | 5505             0 | 4.d.
5. To be completed only by banks with $1 billion or more in total assets:                             | ////////////////// |
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must        | ////////////////// |
   equal Schedule RC, item 9):                                                                        | ////////////////// |
   a. U.S. addressees (domicile) .................................................................... | 2103         4,868 | 5.a.
   b. Non-U.S. addressees (domicile) ................................................................ | 2104         5,468 | 5.b.
6. Intangible assets:                                                                                 | ////////////////// |
   a. Mortgage servicing rights ..................................................................... | 3164             0 | 6.a.
   b. Other identifiable intangible assets:                                                           | ////////////////// |
      (1) Purchased credit card relationships ....................................................... | 5506             0 | 6.b.(1)

      (2) All other identifiable intangible assets .................................................. | 5507       125,396 | 6.b.(2)

   c. Goodwill ...................................................................................... | 3163       351,641 | 6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) ........................ | 2143       477,037 | 6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or    | ////////////////// |
      are otherwise qualifying for regulatory capital purposes ...................................... | 6442             0 | 6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to                | ////////////////// |
   redeem the debt .................................................................................. | 3295             0 | 7.
												      ______________________
_____________
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-18

City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-M--Continued

											     ___________________________
								 Dollar Amounts in Thousands |            Bil Mil Thou |
_____________________________________________________________________________________________ _________________________
 8. a. Other real estate owned:                                                              | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5372             0 |  8.a.(1)
       (2) All other real estate owned:                                                      | /////////////////////// |
	   (a) Construction and land development in domestic offices ....................... | RCON 5508         5,018 |  8.a.(2)(a)

	   (b) Farmland in domestic offices ................................................ | RCON 5509           267 |  8.a.(2)(b)

	   (c) 1-4 family residential properties in domestic offices ....................... | RCON 5510         1,031 |  8.a.(2)(c)

	   (d) Multifamily (5 or more) residential properties in domestic offices........... | RCON 5511               |  8.a.(2)(d)

	   (e) Nonfarm nonresidential properties in domestic offices ....................... | RCON 5512        11,303 |  8.a.(2)(e)

	   (f) In foreign offices .......................................................... | RCFN 5513             0 |  8.a.(2)(f)

       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ....... | RCFD 2150        17,619 |  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                  | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5374             0 |  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ... | RCFD 5375             0 |  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ....... | RCFD 2130             0 |  8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies ................ | RCFD 5376             0 |  8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,     | /////////////////////// |
    item 23, "Perpetual preferred stock and related surplus" ............................... | RCFD 3778             0 |  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include            | /////////////////////// |
    proprietary, private label, and third party products):                                   | /////////////////////// |
    a. Money market funds .................................................................. | RCON 6441     6,647,020 | 10.a.
    b. Equity securities funds ............................................................. | RCON 8427        10,052 | 10.b.
    c. Debt securities funds ............................................................... | RCON 8428         3,001 | 10.c.
    d. Other mutual funds .................................................................. | RCON 8429        84,811 | 10.d.
    e. Annuities ........................................................................... | RCON 8430         2,196 | 10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through       | /////////////////////// |
       10.e above) ......................................................................... | RCON 8784     4,498,891 | 10.f.
											     ___________________________

_________________________________________________________________________________________________________________________________
												  ______________________
|Memorandum                                                           Dollar Amounts in Thousands | RCFD  Bil Mil Thou |        |
 _________________________________________________________________________________________________ ____________________
|1. Interbank holdings of capital instruments (to be completed for the December report only):     | ////////////////// |        |
|   a. Reciprocal holdings of banking organizations' capital instruments ........................ | 3836           N/A | M.1.a. |
|   b. Nonreciprocal holdings of banking organizations' capital instruments ..................... | 3837           N/A | M.1.b. |
_________________________________________________________________________________________________________________________________


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-19

City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-N--Past Due and Nonaccrual Loans, Leases,
	       and Other Assets

The FFIEC regards the information reported in                                                               __________
all of Memorandum item 1, in items 1 through 10,                                                            |  C470  | (-
						      ______________________________________________________ ________
column A, and in Memorandum items 2 through 4,        |     (Column A)     |    (Column B)      |    (Column C)      |
column A, as confidential.                            |      Past due      |    Past due 90     |    Nonaccrual      |
						      |   30 through 89    |    days or more    |                    |
						      |   days and still   |     and still      |                    |
						      |      accruing      |     accruing       |                    |
						       ____________________ ____________________ ____________________
			  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________ ____________________ ____________________ ____________________
 1. Loans secured by real estate:                     | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ | 1245        73,946 | 1246        16,393 | 1247        69,835 |  1.a.
    b. To non-U.S. addressees (domicile) ............ | 1248             0 | 1249             0 | 1250             0 |  1.b.
 2. Loans to depository institutions and acceptances  | ////////////////// | ////////////////// | ////////////////// |
    of other banks:                                   | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. banks and other U.S. depository        | ////////////////// | ////////////////// | ////////////////// |
       institutions ................................. | 5377             0 | 5378             0 | 5379             7 |  2.a.
    b. To foreign banks ............................. | 5380             7 | 5381             0 | 5382             0 |  2.b.
 3. Loans to finance agricultural production and      | ////////////////// | ////////////////// | ////////////////// |
    other loans to farmers .......................... | 1594           784 | 1597           200 | 1583             0 |  3.
 4. Commercial and industrial loans:                  | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ | 1251       121,896 | 1252        11,111 | 1253        50,566 |  4.a.
    b. To non-U.S. addressees (domicile) ............ | 1254           395 | 1255             0 | 1256             0 |  4.b.
 5. Loans to individuals for household, family, and   | ////////////////// | ////////////////// | ////////////////// |
    other personal expenditures:                      | ////////////////// | ////////////////// | /////////////////  |
    a. Credit cards and related plans ............... | 5383           863 | 5384           166 | 5385             0 |  5.a.
    b. Other (includes single payment, installment,   | ////////////////// | ////////////////// | ////////////////// |
       and all student loans) ....................... | 5386        36,631 | 5387        18,238 | 5388         1,105 |  5.b.
 6. Loans to foreign governments and official         | ////////////////// | ////////////////// | ////////////////// |
    institutions .................................... | 5389           242 | 5390             0 | 5391             0 |  6.
 7. All other loans ................................. | 5459         7,077 | 5460         7,878 | 5461         3,232 |  7.
 8. Lease financing receivables:                      | ////////////////// | ////////////////// | ////////////////// |
    a. Of U.S. addressees (domicile) ................ | 1257             0 | 1258             0 | 1259             0 |  8.a.
    b. Of non-U.S. addressees (domicile) ............ | 1271             0 | 1272             0 | 1791             0 |  8.b.
 9. Debt securities and other assets (exclude other   | ////////////////// | ////////////////// | ////////////////// |
    real estate owned and other repossessed assets) . | 3505             0 | 3506            18 | 3507             0 |  9.
						      ________________________________________________________________

====================================================================================================================================


Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.


						      ________________________________________________________________
10. Loans and leases reported in items 1              | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
						       ____________________ ____________________ ____________________
    through 8 above which are wholly or partially     | ////////////////// | ////////////////// | ////////////////// |
    guaranteed by the U.S. Government ............... | 5612        16,355 | 5613        14,236 | 5614         1,992 | 10.
    a. Guaranteed portion of loans and leases         | ////////////////// | ////////////////// | ////////////////// |
       included in item 10 above .................... | 5615        16,355 | 5616        14,236 | 5617         1,992 | 10.a.
						      ________________________________________________________________



Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-20

City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-N--Continued

													    __________
													    |  C473  | (-
						      ______________________________________________________ ________
						      |     (Column A)     |    (Column B)      |    (Column C)      |
						      |      Past due      |    Past due 90     |    Nonaccrual      |
						      |   30 through 89    |    days or more    |                    |
						      |   days and still   |     and still      |                    |
Memoranda                                             |      accruing      |     accruing       |                    |
						       ____________________ ____________________ ____________________

			  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________ ____________________ ____________________ ____________________
 1. Restructured loans and leases included in         | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC-N, items 1 through 8, above (and not  | ////////////////// | ////////////////// | ////////////////// |
    reported in Schedule RC-C, part I, Memorandum     | ////////////////// | ////////////////// | ////////////////// |
    item 2) ......................................... | 1658             0 | 1659             0 | 1661             0 | M.1.
 2. Loans to finance commercial real estate,          | ////////////////// | ////////////////// | ////////////////// |
    construction, and land development activities     | ////////////////// | ////////////////// | ////////////////// |
    (not secured by real estate) included in          | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC-N, items 4 and 7, above ............. | 6558        13,929 | 6559            43 | 6560           125 | M.2.
						       ____________________ ____________________ ____________________
 3. Loans secured by real estate in domestic offices  | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
						       ____________________ ____________________ ____________________
    (included in Schedule RC-N, item 1, above):       | ////////////////// | ////////////////// | ////////////////// |
    a. Construction and land development ............ | 2759        11,892 | 2769         5,183 | 3492        37,579 | M.3.a.
    b. Secured by farmland .......................... | 3493         8,120 | 3494             0 | 3495             0 | M.3.b.
    c. Secured by 1-4 family residential properties:  | ////////////////// | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by       | ////////////////// | ////////////////// | ////////////////// |
	   1-4 family residential properties and      | ////////////////// | ////////////////// | ////////////////// |
	   extended under lines of credit ........... | 5398             0 | 5399             0 | 5400             0 | M.3.c.(1)
       (2) All other loans secured by 1-4 family      | ////////////////// | ////////////////// | ////////////////// |
	   residential properties ................... | 5401        14,381 | 5402         6,518 | 5403        10,112 | M.3.c.(2)
    d. Secured by multifamily (5 or more) residential | ////////////////// | ////////////////// | ////////////////// |
       properties ................................... | 3499         2,941 | 3500         1,550 | 3501         2,596 | M.3.d.
    e. Secured by nonfarm nonresidential properties . | 3502        36,612 | 3503         3,142 | 3504        19,548 | M.3.e.
						      ________________________________________________________________

						      ___________________________________________
						      |     (Column A)     |    (Column B)      |
						      |    Past due 30     |    Past due 90     |
						      |  through 89 days   |    days or more    |
						       ____________________ ____________________
						      | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
						       ____________________ ____________________
 4. Interest rate, foreign exchange rate, and other   | ////////////////// | ////////////////// |
    commodity and equity contracts:                   | ////////////////// | ////////////////// |
    a. Book value of amounts carried as assets ...... | 3522             0 | 3528             0 | M.4.a.
    b. Replacement cost of contracts with a           | ////////////////// | ////////////////// |
       positive replacement cost .................... | 3529             0 | 3530             0 | M.4.b.
						      ___________________________________________


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-21

City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-O--Other Data for Deposit Insurance Assessments

													       __________
													       |  C475  | (-
												   ____________ ________
								      Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
________________________________________________________________________________________________________________________
 1. Unposted debits (see instructions):                                                            | ////////////////// |
    a. Actual amount of all unposted debits ...................................................... | 0030             0 |  1.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted debits:                                                         | ////////////////// |
       (1) Actual amount of unposted debits to demand deposits ................................... | 0031           N/A |  1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) ...................... | 0032           N/A |  1.b.(2)
 2. Unposted credits (see instructions):                                                           | ////////////////// |
    a. Actual amount of all unposted credits ..................................................... | 3510             0 |  2.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted credits:                                                        | ////////////////// |
       (1) Actual amount of unposted credits to demand deposits .................................. | 3512           N/A |  2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) ..................... | 3514           N/A |  2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total       | ////////////////// |
    deposits in domestic offices) ................................................................ | 3520         2,600 |  3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto    | ////////////////// |
    Rico and U.S. territories and possessions (not included in total deposits):                    | ////////////////// |
    a. Demand deposits of consolidated subsidiaries .............................................. | 2211         2,510 |  4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries ................................. | 2351            16 |  4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...................... | 5514             0 |  4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:              | ////////////////// |
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) .................. | 2229             0 |  5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) ..... | 2383             0 |  5.b.
    c. Interest accrued and unpaid on deposits in insured branches                                 | ////////////////// |
       (included in Schedule RC-G, item 1.b) ..................................................... | 5515             0 |  5.c.
												   ______________________

												   ______________________
 Item 6 is not applicable to state nonmember banks that have not been authorized by the            | ////////////////// |
 Federal Reserve to act as pass-through correspondents.                                            | ////////////////// |
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on       | ////////////////// |
    behalf of its respondent depository institutions that are also reflected as deposit liabilities| ////////////////// |
    of the reporting bank:                                                                         | ////////////////// |
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,                     | ////////////////// |
       Memorandum item 4.a) ...................................................................... | 2314            80 |  6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,        | ////////////////// |
       Memorandum item 4.b) ...................................................................... | 2315             0 |  6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)                            | ////////////////// |
    a. Unamortized premiums ...................................................................... | 5516         5,466 |  7.a.
    b. Unamortized discounts ..................................................................... | 5517             0 |  7.b.
												   ______________________

_______________________________________________________________________________________________________________________________
|                                                                                                                             |
|8.  To be completed by banks with "Oakar deposits."                                               ______________________     |
|    Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of  | ////////////////// |     |
|    the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)) .... | 5518           N/A |  8. |
|                                                                                                  ______________________     |
|                                                                                                                             |
|_____________________________________________________________________________________________________________________________|
												   ______________________
 9. Deposits in lifeline accounts................................................................  | 5596///////////////|  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total            | ////////////////// |
    deposits in domestic offices) ................................................................ | 8432             0 | 10.
												   ______________________

______________
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-22

City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-O--Continued

												  ______________________
								      Dollar Amounts in Thousands | RCON  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
11. Adjustments to demand deposits in domestic offices reported in Schedule RC-E for              | ////////////////// |
    certain reciprocal demand balances:                                                           | ////////////////// |
    a. Amount by which demand deposits would be reduced if reciprocal demand balances             | ////////////////// |
       between the reporting bank and savings associations were reported on a net basis           | ////////////////// |
       rather than a gross basis in Schedule RC-E ............................................... | 8785             0 | 11.a.
    b. Amount by which demand deposits would be increased if reciprocal demand balances           | ////////////////// |
       between the reporting bank and U.S. branches and agencies of foreign banks were            | ////////////////// |
       reported on a gross basis rather than a net basis in Schedule RC-E ....................... | A181             0 | 11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of               | ////////////////// |
       collection were included in the calculation of net reciprocal demand balances between      | ////////////////// |
       the reporting bank and the domestic offices of U.S. banks and savings associations         | ////////////////// |
       in Schedule RC-E ......................................................................... | A182        60,959 | 11.c.
												  ______________________


Memoranda (to be completed each quarter except as noted)
												  ______________________
								      Dollar Amounts in Thousands | RCON  Bil Mil Thou |
_______________________________________________________________________________________________________________________
 1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and           | ////////////////// |
    1.b.(1) must equal Schedule RC, item 13.a):                                                   | ////////////////// |
    a. Deposit accounts of $100,000 or less:                                                      | ////////////////// |
       (1) Amount of deposit accounts of $100,000 or less ....................................... | 2702     8,861,327 | M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (to be                           Number | ////////////////// |
								       ___________________________
	   completed for the June report only) ....................... | RCON 3779 |          N/A | ////////////////// | M.1.a.(2)
								       ___________________________
    b. Deposit accounts of more than $100,000:                                                    | ////////////////// |
       (1) Amount of deposit accounts of more than $100,000 ..................................... | 2710     6,043,951 | M.1.b.(1)
											   Number | ////////////////// |
								       ___________________________
       (2) Number of deposit accounts of more than $100,000 .......... | RCON 2722 |       15,825 | ////////////////// | M.1.b.(2)
								       _________________________________________________
 2. Estimated amount of uninsured deposits in domestic offices of the bank:

    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
       above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or
      procedure for determining a better estimate of uninsured deposits than the                          YES       NO
											    ____________________________
      estimate described above ............................................................ | RCON 6861 |     |///|  X | M.2.a.
											    ____________________________

												  ______________________
   b. If the box marked YES has been checked, report the estimate of uninsured deposits           | RCON  Bil Mil Thou |
												   ____________________
      determined by using your bank's method or procedure ....................................... | 5597           N/A | M.2.b.
												  ______________________



_____________________________________________________________________________________________________________________________
Person to whom questions about the Reports of Condition and Income should be directed:                             |  C477  | (-
														   __________


Karen Gatenby, Vice President                                                     (713) 216-5263
______________________________________________________________________________    ____________________________________________
Name and Title (TEXT 8901)                                                        Area code/phone number/extension (TEXT 8902)

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-23

City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-R--Risk-Based Capital

This schedule must be completed by all banks as follows:  Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1994, must complete items 2 through 9 and Memoranda items 1 and 2.  Banks with assets of less than
$1 billion must complete items 1 and 2 below or Schedule RC-R in its entirety, depending on their response to item 1 below.


1. Test for determining the extent to which Schedule RC-R must be completed.  To be

													     ____________
   completed only by banks with total assets of less than $1 billion.  Indicate in the                       |   C480   | (-
													________________
   appropriate box at the right whether the bank has total capital greater than or                      | YES        NO |
											    ____________ _______________
   equal to eight percent of adjusted total assets ........................................ | RCFD 6056 |     |////|    | 1.
											    _____________________________

     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

    If the box marked YES has been checked, then the bank only has to complete item 2 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

    A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

									      ___________________________________________
									      |     (Column A)     |     (Column B)     |
									      |Subordinated Debt(1)|       Other        |
									      |  and Intermediate  |      Limited-      |
Item 2 is to be completed by all banks.                                       |   Term Preferred   |    Life Capital    |
									      |       Stock        |    Instruments     |
									       ____________________ ____________________

						  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
2. Subordinated debt(1) and other limited-life capital instruments (original  | ////////////////// | ////////////////// |
   weighted average maturity of at least five years) with a remaining         | ////////////////// | ////////////////// |
   maturity of:                                                               | ////////////////// | ////////////////// |
   a. One year or less ...................................................... | 3780             0 | 3786             0 | 2.a.
   b. Over one year through two years ....................................... | 3781             0 | 3787             0 | 2.b.
   c. Over two years through three years .................................... | 3782             0 | 3788             0 | 2.c.
   d. Over three years through four years ................................... | 3783         7,000 | 3789             0 | 2.d.
   e. Over four years through five years .................................... | 3784         7,000 | 3790             0 | 2.e.
   f. Over five years ....................................................... | 3785       331,000 | 3791             0 | 2.f.
									      ___________________________________________


3. Not applicable

									      ___________________________________________
									      |     (Column A)     |     (Column B)     |
Items 4-9 and Memoranda items 1 and 2 are to be completed                     |       Assets       |   Credit Equiv-    |
by banks that answered NO to item 1 above and                                 |      Recorded      |    alent Amount    |
by banks with total assets of $1 billion or more.                             |       on the       |   of Off-Balance   |
									      |   Balance Sheet    |   Sheet Items(2)   |
									       ____________________ ____________________


4. Assets and credit equivalent amounts of off-balance sheet items            | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
									       ____________________ ____________________
   assigned to the Zero percent risk category:                                | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Securities issued by, other claims on, and claims unconditionally   | ////////////////// | ////////////////// |
	  guaranteed by, the U.S. Government and its agencies and             | ////////////////// | ////////////////// |
	  other OECD central governments .................................... | 3794     2,085,072 | ////////////////// | 4.a.(1)
      (2) All other ......................................................... | 3795       477,179 | ////////////////// | 4.a.(2)

   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3796        20,120 | 4.b.
									      ___________________________________________

______________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-24

City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

Schedule RC-R--Continued

										___________________________________________
										|     (Column A)     |     (Column B)     |
										|       Assets       |   Credit Equiv-    |
										|      Recorded      |    alent Amount    |
										|       on the       |   of Off-Balance   |
										|   Balance Sheet    |   Sheet Items(1)   |
										 ____________________ ____________________


						    Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
________________________________________________________________________________ ____________________ ____________________
5. Assets and credit equivalent amounts of off-balance sheet items              | ////////////////// | ////////////////// |
   assigned to the 20 percent risk category:                                    | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                     | ////////////////// | ////////////////// |
      (1) Claims conditionally guaranteed by the U.S. Government and            | ////////////////// | ////////////////// |
	  its agencies and other OECD central governments ..................... | 3798       370,259 | ////////////////// | 5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Government     | ////////////////// | ////////////////// |
	  and its agencies and other OECD central governments; by               | ////////////////// | ////////////////// |
	  securities issued by U.S. Government-sponsored agencies; and          | ////////////////// | ////////////////// |
	  by cash on deposit .................................................. | 3799        16,893 | ////////////////// | 5.a.(2)
      (3) All other ........................................................... | 3800     5,106,793 | ////////////////// | 5.a.(3)
   b. Credit equivalent amount of off-balance sheet items ..................... | ////////////////// | 3801       289,592 | 5.b.
6. Assets and credit equivalent amounts of off-balance sheet items              | ////////////////// | ////////////////// |
   assigned to the 50 percent risk category:                                    | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................... | 3802       613,443 | ////////////////// | 6.a.
   b. Credit equivalent amount of off-balance sheet items ..................... | ////////////////// | 3803        33,376 | 6.b.
7. Assets and credit equivalent amounts of off-balance sheet items              | ////////////////// | ////////////////// |
   assigned to the 100 percent risk category:                                   | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................... | 3804    11,109,403 | ////////////////// | 7.a.
   b. Credit equivalent amount of off-balance sheet items ..................... | ////////////////// | 3805     3,363,429 | 7.b.
8. On-balance sheet asset values excluded from the calculation of the           | ////////////////// | ////////////////// |
   risk-based capital ratio(2) ................................................ | 3806       163,455 | ////////////////// | 8.
9. Total assets recorded on the balance sheet (sum of                           | ////////////////// | ////////////////// |
   items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,           | ////////////////// | ////////////////// |
   item 12 plus items 4.b and 4.c) ............................................ | 3807    19,942,497 | ////////////////// | 9.
										___________________________________________

Memoranda                                                                                            ______________________
									 Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
1. Current credit exposure across all off-balance sheet derivative contracts covered by the          | ////////////////// |
   risk-based capital standards .................................................................... | 8764       147,155 | M.1.
												     ______________________
					       ____________________________________________________________________________
					       |                       With a remaining maturity of                       |
					       |__________________________________________________________________________
					       |       (Column A)       |       (Column B)       |       (Column C)       |
					       |    One year or less    |     Over one year      |     Over five years    |
					       |                        |  through five years    |                        |

2.  Notional principal amounts of               ________________________ ________________________ ________________________
    off-balance sheet derivative contracts(3): | RCFD Tril Bil Mil Thou | RCFD Tril Bil Mil Thou | RCFD Tril Bil Mil Thou |
						________________________ ________________________ ________________________|
    a. Interest rate contracts ............... | 3809         3,300,121 | 8766         4,245,733 | 8767           785,850 | M.2.a.
    b. Foreign exchange contracts ............ | 3812           205,911 | 8769                23 | 8770                 0 | M.2.b.
    c. Gold contracts ........................ | 8771                 0 | 8772                 0 | 8773                 0 | M.2.c.
    d. Other precious metals contracts ....... | 8774                 0 | 8775                 0 | 8776                 0 | M.2.d.
    e. Other commodity contracts ............. | 8777             2,445 | 8778            16,893 | 8779                 0 | M.2.e.
    f. Equity derivative contracts ........... | A000                 0 | A001                 0 | A002                 0 | M.2.f.
					       ____________________________________________________________________________
______________
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above.  Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital.  Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-25

City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________

	      Optional Narrative Statement Concerning the Amounts
		Reported in the Reports of Condition and Income
		 at close of business on September 30, 1995






Texas Commerce Bank National Association                           Houston                             Texas
_______________________________________________________________    __________________________________, ___________________________


Legal Title of Bank                                                City                                State





The  management  of  the  reporting  bank  may, if  it  wishes,    both  on  agency  computerized  records  and  in  computer-file
submit a brief narrative statement on  the amounts  reported in    releases to the public.
the  Reports of Condition  and Income.  This optional statement
will be made  available to the public,  along with the publicly    All  information  furnished  by  the  bank  in  the   narrative
available  data in  the  Reports  of  Condition  and Income, in    statement  must be accurate  and  not  misleading.  Appropriate
response  to  any  request for  individual  bank  report  data.    efforts shall be taken by the  submitting bank  to  ensure  the
However, the information reported in column  A  and  in all  of    statement's  accuracy.  The  statement must  be signed,  in the
Memorandum    item    1   of  Schedule   RC-N  is  regarded  as    space  provided below,  by a  senior officer  of the  bank  who
confidential and will  not  be  released to  the public.  BANKS    thereby attests to its accuracy.
CHOOSING     TO      SUBMIT     THE     NARRATIVE     STATEMENT
SHOULD     ENSURE     THAT     THE    STATEMENT    DOES     NOT    If, subsequent to the original submission, material changes are
CONTAIN    THE    NAMES    OR    OTHER    IDENTIFICATIONS    OF    submitted  for  the data  reported  in the Reports of Condition
INDIVIDUAL     BANK     CUSTOMERS,     REFERENCES     TO    THE    and Income, the existing narrative  statement  will  be deleted
AMOUNTS     REPORTED    IN    THE    CONFIDENTIAL    ITEMS   IN    from  the files, and from  disclosure; the bank, at its option,
SCHEDULE     RC-N,    OR    ANY    OTHER    INFORMATION    THAT    may replace  it with a  statement, under signature, appropriate
THEY   ARE   NOT   WILLING   TO   HAVE   MADE  PUBLIC  OR  THAT    to the amended data.
WOULD    COMPROMISE    THE    PRIVACY    OF    THEIR    CUSTOM-
ERS.  Banks  choosing  not  to  make  a statement may check the    The  optional narrative statement will appear in agency records
"No  comment"  box  below  and  should  make  no entries of any    and  in release  to the public exactly as submitted (or amended
kind  in the space provided for the narrative statement;  i.e.,    as described in  the  preceding  paragraph)  by  the management
DO  NOT  enter  in  this space  such phrases as "No statement,"    of  the  bank  (except  for  the   truncation   of   statements
"Not applicable," "N/A," "No comment," and "None."                 exceeding   the   750-character  limit  described  above).  THE
								   STATEMENT   WILL   NOT   BE   EDITED   OR   SCREENED   IN   ANY
The  optional  statement  must  be entered  on this sheet.  The    WAY    BY    THE   SUPERVISORY   AGENCIES   FOR   ACCURACY   OR
statement  should not  exceed 100  words.  Further,  regardless    RELEVANCE.     DISCLOSURE    OF   THE   STATEMENT   SHALL   NOT
of the number  of  words, the  statement  must not  exceed  750    SIGNIFY    THAT    ANY    FEDERAL    SUPERVISORY   AGENCY   HAS
characters, including  punctuation, indentation,  and  standard    VERIFIED     OR     CONFIRMED     THE     ACCURACY    OF    THE
spacing   between  words  and  sentences.   If  any  submission    INFORMATION    CONTAINED    THEREIN.      A     STATEMENT    TO
should  exceed 750 characters, as defined, it will be truncated    THIS   EFFECT   WILL   APPEAR   ON   ANY   PUBLIC   RELEASE  OF
at  750  characters  with no  notice to the submitting bank and    THE      OPTIONAL      STATEMENT      SUBMITTED      BY     THE
the  truncated  statement will  appear  as the bank's statement    MANAGEMENT  OF  THE  REPORTING  BANK.
__________________________________________________________________________________________________________________________________
No comment | | (RCON 6979)                                                                                    |  C471  |  C472  |(-
	   ___                                                                                                 ___________________
BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)

							   /s/ Kenneth L. Tilton                         1/3/95
						    Signature of Executive Officer of Bank          Date of Signature
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

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   9/30/95  ST-BK: 48-3926
Address:              P.O. Box 2558
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
		      ___________



		     THIS PAGE IS TO BE COMPLETED BY ALL BANKS

----------------------------------------------------------------------------------------------------------------------------------
CALL NO. 193              31          09-30-95                 |                 OMB No. For  OCC:  1557-0081
							       |                 OMB No. For FDIC:  3064-0052
STBK: 48-3926  00373  STCERT: 48-03263                         |            OMB No. For Federal Reserve: 7100-0036
							       |                  Expiration Date:   3/31/96
TEXAS COMMERCE BANK NATIONAL ASSOCIA                           |
712 MAIN STREET                                                |                        SPECIAL REPORT
HOUSTON, TX 77001                                              |                (Dollar Amounts in Thousands)
								__________________________________________________________________
							       | CLOSE OF BUSINESS  | FDIC Certificate Number  |             |
							       | DATE               |                          |    C-700    | (-
							       |         9/30/95    |    |0|3|2|6|3|           |             |
__________________________________________________________________________________________________________________________________
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.
With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition.  Data regarding individual loans or other extensions of credit are not required.  If no such loans or other extensions of credit were made during the period, insert "none"
against subitem (a).  (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.)  See
Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively.  Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
----------------------------------------------------------------------------------------------------------------------------------
												 _____________________________
a. Number of loans made to executive officers since the previous Call Report date .............. | RCFD 3561 |              1   a.
												  ____________________________
b. Total dollar amount of above loans (in thousands of dollars) ................................ | RCFD 3562 |            100   b.
												 _____________________________
c. Range of interest charged on above loans                            _______________________________________________________
   (example: 9 3/4% = 9.75) .......................................... | RCFD 7701 |    9.75 | %  to | RCFD 7702 |    9.75 | %  c.
								       _______________________________________________________

__________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________


SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                      | DATE (Month, Day, Year)
											      |
											      |
 /s/ Kenneth L. Tilton    EVP & Controller                                                    |   10/30/95
__________________________________________________________________________________________________________________________________
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                        | AREA CODE/PHONE NUMBER/EXTENSION
											      | (TEXT 8904)
Karen Gatenby, Vice President                                                                 |      (713) 216-5263
											      |
__________________________________________________________________________________________________________________________________
FDIC 8040/53 (6-95)
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